                                                                    Exhibit 10.1







                            TABCORP HOLDINGS LIMITED




                                       and



                          HARRAH'S ENTERTAINMENT, INC.








                   -------------------------------------------
                                MASTER AGREEMENT
                   -------------------------------------------








                          Arthur Robinson & Hedderwicks
                                    Melbourne
                                  Tel 9614 1011

                                TABLE OF CONTENTS
         --------------------------------------------------------------


1.         INTERPRETATION; ANNOUNCEMENT; PAYMENT

2.         ENTRY INTO SHARE SALE AGREEMENT (STAR CITY)

3.         ENTRY INTO SHARE SALE AGREEMENT (SHOWBOAT)

4.         ENTRY INTO MANAGEMENT SALE AGREEMENT

5.         ENTRY INTO THE CASINO SERVICES AGREEMENT

6.         CCA APPROVAL

7.         SALE OF 5%

8.         WARRANTIES - H

9.         OBLIGATIONS OF H

10.        WARRANTIES - T

11.        TERMINATION BY T

12.        TERMINATION BY H

13.        TERMINATION BY PARTIES

14.        SUBSTITUTION RIGHT

15.        COSTS

16.        MERGER

17.        ASSIGNMENT

18.        FURTHER ASSURANCES

19.        ENTIRE AGREEMENT

20.        WAIVER

21.        NOTICES

22.        GOVERNING LAW

23.        COUNTERPARTS

SCHEDULE 1 - Warranties

ATTACHMENTS

A.         Share Sale Agreement (Star City)

B.         Share Sale Agreement (Showboat)

C.         Management Sale Agreement

D.         Casino Services Agreement

E.         Share Sale Agreement (5%)

                                MASTER AGREEMENT
--------------------------------------------------------------------------------


THIS AGREEMENT is made on 15 April 1999 between:


1.         TABCORP HOLDINGS LIMITED (ACN 063 780 709) (T);  and

2.         HARRAH'S ENTERTAINMENT, INC. (H).


RECITALS

A.         H owns all of the issued shares in SAL.

B. SAL owns, amongst other things:

           (a)         shares in Star City;

           (b)         shares in SCM; and

           (c) through its interest in the Showboat Leighton Partnership, an interest in the Management Agreement.

C. It is proposed that, subject to the satisfaction of certain conditions precedent, the parties will enter into various agreements contemplated by this Agreement.


IT IS AGREED as follows.


1.         INTERPRETATION; ANNOUNCEMENT; PAYMENT

1.1        Definitions

           The following definitions apply unless the context requires otherwise.

           AUTHORISATION means:

           (a) any consent, registration, filing, agreement, notarisation, certificate, licence, approval, permit, authority or exemption from, by or with a Governmental Agency; and

           (b) in relation to anything which may be forbidden or restricted wholly or partly by law or otherwise if a Governmental Agency intervenes or acts in any way within a specified period after lodgment, registration or other notification of anything, the expiration of that period without intervention by that Governmental Agency.

           CASINO CONTROL ACT means the Casino Control Act 1992 of New South Wales.

           CASINO CONTROL AUTHORITY means the New South Wales Casino Control Authority established by the Casino Control Act.

           CASINO MANAGEMENT RIGHTS means the rights and obligations of SCM and the Showboat Leighton Partnership as constituted by the Management Agreement.

           CASINO SERVICES AGREEMENT means the agreement in the form attached as Attachment D being an agreement relating to the provision by H of certain management and support services in relation to the Star City Casino.

           CORPORATIONS LAW means the Corporations Law of Australia.

           FINAL DATE means 31 December 1999 or such other date as the parties may agree in writing.

           GOVERNMENTAL AGENCY means the government of any country or any state, territory, municipality or other political subdivision of a country, and any minister, administrative or judicial body, department, commission, authority, instrumentality, tribunal, agency or entity of any such government.

           HOLDING COMPANY has the meaning given to it in the Corporations Law.

           LEIGHTON means Leighton Properties Pty Limited (ACN 001 046 395).

           LIABILITIES means claims, losses, liabilities, costs or expenses of any kind, including those which are prospective or contingent and those the amount of which is not ascertained or ascertainable.

           MANAGEMENT AGREEMENT means the Casino Complex Management Agreement of that title dated 21 April 1994 between Sydney Casino Properties Pty Limited and Sydney Harbour Casino Pty Limited (as Owner), SAL and Leighton as the Showboat Leighton Partnership, and SCM as Manager.

           MANAGEMENT SALE AGREEMENT means the agreement in the form attached as Attachment C being an agreement providing for the sale and purchase of the interest of SAL in the Showboat Leighton Partnership and the shares of SAL in SCM.

           RELATED BODY CORPORATE has the meaning given to it in the Corporations Law.

           RELEVANT DATE means the later of:

           (a)    the date of completion under the Share Sale Agreement (Star
                  City); and

           (b) the date of completion under the Share Sale Agreement (Showboat) or, if T or H has given notice in accordance with Clause 4.1, the date of completion under the Management Sale Agreement.

           SAL means Showboat Australia Pty Limited (ACN 061 299 625).

           SCM means Sydney Casino Management Pty Ltd (ACN 060 462 053).

           SHARE SALE AGREEMENT (SHOWBOAT) means the agreement in the form attached as Attachment B being an agreement providing for the sale and purchase of the shares in SAL.

           SHARE SALE AGREEMENT (STAR CITY) means the agreement in the form attached as Attachment A being an agreement providing for the sale and purchase of certain of the voting shares in Star City held by SAL (being ordinary shares in the capital of Star City) and certain options over unissued shares of Star City held by SAL.

           SHARE SALE AGREEMENT (5%) means the agreement in the form attached as Attachment E providing for the sale and purchase of 5% of the voting shares in Star City held by SAL (being ordinary shares in the capital of Star City).

           SHOWBOAT LEIGHTON PARTNERSHIP means the Partnership constituted by the Showboat Leighton Partnership Agreement.

           SHOWBOAT LEIGHTON PARTNERSHIP AGREEMENT means the partnership agreement between SAL and Leighton which has a commencement date of 22 April 1994.

           STAR CITY means Star City Holdings Limited (ACN 064 054 431).

           STAR CITY CASINO means the casino complex owned (whether directly or indirectly) by Star City.

           SUBSIDIARY has the meaning given to it in the Corporations Law.

           TAKEOVER means a take-over scheme under the Corporations Law which is subject only to a condition to the effect of Clause 6.1 of this Agreement and a condition as to prescribed occurrences (within the meaning of the Corporations Law).

           TAX means any income tax, capital gains tax, recoupment tax, land tax, sales tax, payroll tax, fringe benefit tax, group tax, withholding tax, municipal rates, stamp duties and other charges, levies and impositions, assessed or charged, or assessable or chargeable, by or payable to any governmental taxation or excise authority and includes any additional tax, interest, penalty, charge, fee or other amount imposed or made on or in relation to a failure to file a relevant return or to pay a relevant tax.

           TAX ACT means the Income Tax Assessment Act 1936 or the Income Tax Assessment Act 1997 or both the Income Tax Assessment Act 1936 and the Income Tax Assessment Act 1997, as appropriate.

           WARRANTY means a warranty set out in Schedule 1.

           WHOLLY OWNED SUBSIDIARY means a Subsidiary all of whose shares are owned, directly or indirectly, by the relevant Holding Company.

           $ means Australian dollars.

1.2        Interpretation

           Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

           (a)        The singular includes the plural and conversely.

           (b)        A gender includes all genders.

           (c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

           (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

           (e) A reference to an agreement or document (including, without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced except to the extent prohibited by this Agreement or that other agreement or document.

           (f) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

           (g) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

1.3        Consents or Approvals

           If the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion.

1.4        Announcement

           As soon as practicable after entry into this Agreement T must make a public announcement in relation to the transactions contemplated by this Agreement and announcing its intention to undertake a Takeover of all the voting shares in Star City. The public announcement must be in the form agreed by the parties. Where practicable, a party will consult with the other party in relation to the content and timing of subsequent public announcement in relation to the transactions contemplated by this Agreement which may materially affect the other party's interests.

1.5 All payments required to be made under this Agreement or any of the agreements referred to in this Agreement must be tendered in cash or by a draft or cheque drawn by a bank as defined in the Banking Act of the Commonwealth of Australia.

2.         ENTRY INTO SHARE SALE AGREEMENT (STAR CITY)

           On the condition referred to in Clause 6.1 being fulfilled:

           (a) T must enter into as guarantor, and procure that one of its Wholly Owned Subsidiaries enters into as purchaser; and

           (b) H must enter into and must procure that SAL enters into, the Share Sale Agreement (Star City).

3.         ENTRY INTO SHARE SALE AGREEMENT (SHOWBOAT)

           Unless a party has given to the other a notice in writing in accordance with Clause 4.1, on the condition referred to in Clause
           6.1 being fulfilled:

           (a) T must enter into as guarantor, and procure that one of its Wholly Owned Subsidiaries enters into as purchaser; and

           (b) H must enter into and must procure that the Wholly Owned Subsidiaries of H which own all the issued capital of SAL enter into,

           the Share Sale Agreement (Showboat).

4.         ENTRY INTO MANAGEMENT SALE AGREEMENT

4.1 At any time prior to the condition referred to in Clause 6.1 being fulfilled, either party may give notice in writing to the other party that the Management Sale Agreement is to be entered into. This notice may only be given if each of T and H is satisfied at the time that entry into and performance of the Management Sale Agreement would not be inconsistent with the rights of Leighton under the Showboat Leighton Partnership Agreement.

4.2 Where a party has given written notice to the other party in accordance with Clause 4.1, on the condition referred to in Clause
           6.1 being fulfilled:

           (a) T must enter into as guarantor, and procure that one of its Wholly Owned Subsidiaries enters into as purchaser; and

           (b) H must enter into and must procure that SAL enters into, the Management Sale Agreement.

5.         ENTRY INTO THE CASINO SERVICES AGREEMENT

           On the day after the date on which the Share Sale Agreement (Star
           City) is entered into in accordance with Clause 2, T and H must enter into the Casino Services Agreement.

6.         CCA APPROVAL

6.1 The condition referred to in Clauses 2, 3 and 4.2 is that a notice in writing is issued by or on behalf of the Casino Control Authority under the Casino Control Act (without any term or condition which T or H reasonably considers unacceptable) stating or to the effect that all requisite approvals have been granted to:

           (a) the acquisition by T of all the issued shares, and all of the options over unissued shares, in the capital of Star City;

           (b) except where a notice is given in accordance with Clause 4.1, the entry into and performance of the Share Sale Agreement (Showboat);

           (c) where a notice in writing is given in accordance with Clause 4.1, the entry into and performance of the Management Sale Agreement;

           (d)        the entry into the Share Sale Agreement (Star City); and

           (e) the entry into the Casino Services Agreement.

6.2 Each party must co-operate with the other and do all things necessary to procure the fulfilment of the condition referred to in Clause 6.1.

7.         SALE OF 5%

           If either:

           (a) a notice in writing is issued by or on behalf of the Casino Control Authority under the Casino Control Act stating or to the effect that any requisite approval as referred to in Clause 6.1 has been refused; or

           (b)        this Agreement is terminated under Clause 13,

           T must enter into as guarantor, and procure that one of its Wholly Owned Subsidiaries enters into as purchaser, and H must enter, and procure that SAL enters, into the Share Sale Agreement (5%).

8.         WARRANTIES - H

8.1 H represents and warrants to T to the best of its knowledge and belief after making due inquiry that, except as set out in the disclosure statement referred to in Clause 8.3, each statement in
           Schedule 1 is true and correct.

8.2 H represents and warrants to T that, to the best of its actual knowledge and belief at the date of this Agreement, without having made any inquiries prior to the entry into this Agreement which would be inconsistent with the confidentiality of the discussions between T and H, each statement in Schedule 1 is true and correct.

8.3 Within 21 days of the date of this Agreement H must make all due inquiry as to the statements in Schedule 1 and provide to T a disclosure statement setting out in full the nature of any qualification to each statement.

8.4 Despite any other provision of this Agreement T may terminate this Agreement by notice in writing if any qualification contained in the disclosure statement referred to in Clause 8.3 has a material adverse effect on its assessment of the transactions contemplated by this Agreement or its view of the assets the subject of this Agreement. Any notice of termination under this clause must be given to H not later than 14 days after receipt by T of the disclosure statement. On termination by T under this clause neither party has any liability to the other party.

8.5 Each of the representations and warranties given in Clauses 8.1 and 8.2::

           (a) remains in full force and effect despite the completion of any of the agreements referred to in Clauses 2, 3, 4, 5 or 7; and

           (b) is given as at the date of this Agreement and as at the time immediately before completion under each of the agreements referred to in Clauses 2, 3 and 4.

8.6 Subject to Clauses 8.7 to 8.14, H indemnifies T against all Liabilities (except to the extent they are due to any negligence or default of T) that may be incurred by T as a result (directly or indirectly) of a breach of any Warranty.

8.7 Subject to Clause 8.6 to 8.14, H indemnifies T against any loss that T (and, where the Share Sale Agreement (Showboat) is entered into,
           SAL) may suffer by reason of any liability of SAL, the Showboat Leighton Partnership or SCM to Tax that may be assessed against or levied on SAL, the Showboat Leighton Partnership or SCM with respect to:

           (a) any income (including capital gains) earned or derived or deemed to have been earned or derived by SAL, the Showboat Leighton Partnership or SCM at any time prior to or that may be assessed or levied as a result of any transaction, act, matter or thing which took place or happened on or before completion of the agreements referred to in Clauses 2, 3 or 4;

           (b) any payments made in relation to persons working for SAL, the Showboat Leighton Partnership or SCM prior to completion of the agreements referred to in Clauses 2, 3 and 4;

           (c) any stamp duties payable in respect of any agreement, deed, other document or transaction entered into prior to completion of the agreements referred to in Clauses 2, 3 and 4 to which SAL or SCM is or has been a party or by which SAL or SCM derives, has derived or will derive a substantial benefit;

           (d) any liability for Tax from which SAL, SCM, the Showboat Leighton Partnership or H may have obtained relief (whether by way of deferred capital gains tax or otherwise) which has or will become payable as a result of entry into this Agreement or the agreements referred to in Clauses 2, 3 and 4; and

           (e) any liability to any current or former Related Body Corporate of SAL or SCM (including H) as a result of any tax loss transferred by SAL or SCM to that current or former Related Body Corporate prior to completion of the agreements referred to in Clauses 2, 3 and 4 being disallowed, in whole or in part.

           Where the Share Sale Agreement (Showboat) is entered into, indemnification of liabilities of SAL is limited to the amount of the excess over the amount of any provision for liabilities in the Completion Statement of Residual Management Agreement Net Assets (as defined in the Share Sale Agreement (Showboat)).

8.8 H is not obliged to pay any amount under Clause 8.7 unless T, within 60 days after receipt by SAL or SCM or the Showboat Leighton Partnership of the relevant assessment from the taxation authority, gives to H notice of the claim on the indemnity and a copy of the relevant parts of that assessment.

8.9        Where:

           (a)        notice is given in accordance with Clause 8.8;

           (b) H proposes to dispute on behalf of SAL, SCM, the Showboat Leighton Partnership or T (as the case may be) the assessment; and

           (c) payment of the assessment is required in order to dispute the assessment, H must pay the amount of the assessment.

8.10       Where:

           (a)        notice is given in accordance with Clause 8.8;

           (b) H, within 30 days after receiving notice in accordance with Clause 8.8, gives T notice that H proposes to dispute on behalf of SAL, SCM or the Showboat Leighton Partnership or T (as the case may be) the assessment; and

           (c)        H has complied with Clause 8.9,

           T must take action as H may reasonably request (by notice to T) to object to, appeal against or settle the assessment, if H bears all the costs and expenses of taking such actions (including, without limitation, the costs to T, SCM or the Showboat Leighton Partnership or SAL (as the case may be) involved in engaging its staff in the matter).

8.11 Where a payment has been made by H under Clause 8.9 and the matter in respect of which the payment is made is ultimately resolved in favour of SAL, SCM or the Showboat Leighton Partnership, T shall cause SAL, SCM or the Showboat Leighton Partnership (as the case may be), following receipt of the money from the relevant taxation authority, to pay an equivalent amount to H.

8.12 H has the right to be actively involved in any Tax audit conducted by the Australian Taxation Office concerning SAL, SCM or the Showboat Leighton Partnership insofar as the audit relates to any period or periods prior to the date of completion under the agreements referred to in Clauses 2, 3 and 4.

8.13 The liability of H to T under any of the provisions of Clause 8 includes costs and expenses and direct loss suffered by T and, should T enter into each of the relevant agreements described in Clauses 2, 5 and either 3 or 4, includes all costs and expenses and direct loss suffered by SAL and 85% of the costs and expenses and direct loss suffered by SCM or the Showboat Leighton Partnership (as the case may be), but does not include consequential damage of any kind.

8.14 T may not commence any claim for any breach of any representation or warranty (other than in respect of Tax) more than two years after the date of this Agreement.

8.15 No claim may be made by T for any breach of any representation or warranty in any of the agreements referred to in this Agreement unless the amount of the claim and all other claims for breach of representations and warranties exceeds in the aggregate $1 million.

9.         OBLIGATIONS OF H

           Prior to the Relevant Date, except as expressly disclosed in this Agreement (or contemplated by the agreements referred to in Clauses 2, 3 and 4) or consented to by T, H must ensure that:

           (a) the business of SAL, SCM and the Showboat Leighton Partnership is conducted only in the ordinary course, which includes the maintenance of all existing insurance policies;

           (b) neither SAL nor SCM will merge or consolidate with any other corporation or acquire all or substantially all of the shares or the business or assets of any other person, firm, association, corporation or business organisation, or agree to do any of the foregoing;

           (c) neither SAL nor SCM will issue or allot any shares or any securities or loan capital convertible into shares, or purchase, redeem, retire or acquire any such shares or securities, or agree to do so, or sell or give any option, right to purchase, mortgage, charge, pledge, lien or other form of security or encumbrance over any such shares or securities;

           (d) neither SAL nor SCM will enter into a material capital commitment or declare itself trustee of or encumber any assets or dispose of or deal with any assets other than in the ordinary course of business and for full market value or make any unusual or extraordinary expenditures;

           (e) neither SAL nor SCM will enter into or terminate any contract or commitment or engage in any activity or transaction not in the ordinary course of business;

           (f) SAL and SCM will perform their obligations under the Management Agreement;

           (g) the business of SAL and SCM is conducted so as to comply in all material respects with all applicable laws and regulations; and

           (h) Subject to any legally binding obligations as to confidentiality by which H is bound (and of which H gives T reasonable details), T, its solicitors, accountants and other authorised representatives, are given access during normal business hours, throughout the period prior to the Relevant Date, to all available books of account, books, records, contracts, commitments and property of or relating to SAL, SCM and the Showboat Leighton Partnership which are in, or prior to the Relevant Date come into, existence and (subject as above) H must furnish or must procure that SAL, SCM and the Showboat Leighton Partnership furnish to T during that period all information concerning SAL, SCM and the Showboat Leighton Partnership as T may reasonably request.

10.        WARRANTIES - T

10.1       T represents and warrants to H that:

           (a) T is not aware of any fact or circumstance which may prejudice fulfilment of the condition contained in Clause 6.1;

           (b) it will process the application to the Casino Control Authority for the requisite approvals referred to in Clause 6.1 as expeditiously as practicable; and

           (c) it will progress the takeover as expeditiously as practicable.

10.2 Each of the representations and warranties given in Clause 10.1 remains in full force and effect despite the completion of any of the agreements referred to in Clauses 2, 3, 4, 5 or 7.

10.3 Subject to Clauses 10.4 and 10.5, T indemnifies H against all Liabilities that may be incurred by H as a result (directly or indirectly) of a breach of any representation or warranty under Clause 10.1.

10.4 The liability of T to H under any of the provisions of Clause 10.1 includes costs and expenses and direct loss suffered by H but does not include consequential damage.

10.5 H may not commence any claim for any breach of any representation or warranty more than two years after the date of this Agreement.

10.6 T must use its reasonable endeavours to assist H in resolving any contractual or other difficulty with Commonwealth Bank arising out of the entry into this Agreement or any of the agreements referred to in this Agreement.

11.        TERMINATION BY T

           The obligation of T to enter into any of the agreements referred to in Clauses 2, 3, 4 or 5 is subject to the conditions that:

           (a) each of the Warranties is true and correct as at the date of any obligation to enter into any of the agreements, with the same force and effect as if made on that date. This condition may be waived by T at its discretion but a waiver is not a waiver of any rights or remedies that it may have against H by reason of any breach of either Clause 8.1 or Clause 8.2; and

           (b) no disclosure or disclosures made to T under this Agreement, singularly or in the aggregate, reveals any circumstance which has had, has or will have a materially adverse effect on the business of Star City, SCM or SAL. This condition may be waived by T at its discretion.

           If condition (a) above is not satisfied or the circumstance described in condition (b) above is revealed, T may terminate this Agreement by notice to H. If T terminates this Agreement, no party has any further liability to any other party under this Agreement except that the termination does not prejudice any rights or remedies that T may have against H by reason of any breach of either Clause 8.1 or Clause 8.2.

12.        TERMINATION BY H

           The obligation of H to enter into any of the agreements referred to in Clauses 2, 3, 4 or 5 is subject to the condition that each of the warranties in Clause 10.1 is true and correct. If this condition is not satisfied, H may terminate this Agreement by notice to T. If H terminates this Agreement, no party has any further liability to any other party except that the termination does not prejudice any rights or remedies that H may have against T by reason of any breach of Clause 10.1.

13.        TERMINATION BY PARTIES

           This Agreement (other than Clause 7) may be terminated by a party giving notice in writing to the other party if the condition referred to in Clause 6.1 has not been fulfilled by the Final Date. If this Agreement is terminated under this Clause, no party has any further liability to any other party except that the termination does not prejudice any rights or remedies a party may have by reason of any breach of this Agreement.

14.        SUBSTITUTION RIGHT

           Despite anything in this Agreement, T has the right on or before the date of the condition referred to in Clause 6.1 being fulfilled to nominate one or more of its Wholly Owned Subsidiaries to enter into any of the agreements referred to in Clauses 2, 3, 4, 5 and 7 in place of T, in which case the parties must procure that the relevant agreement is entered into with the Wholly Owned Subsidiary and T.

15.        COSTS

           Each party must bear its own costs arising out of the negotiation, preparation and execution of this Agreement. All stamp duty (including fines, penalties and interest) which may be payable on or in connection with this Agreement and any instrument executed under this Agreement must be borne by T.

16.        MERGER

           The rights and obligations of the parties do not merge on the completion of any transaction contemplated by this Agreement. They survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

17.        ASSIGNMENT

           Subject to Clause 14, the rights and obligations of each party under this Agreement are personal, and they cannot be assigned, encumbered or otherwise dealt with and no party may attempt, or purport, to do so without the prior written consent of all parties.

18.        FURTHER ASSURANCES

           Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.

19.        ENTIRE AGREEMENT

           This Agreement contains the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings between the parties in connection with it.

20.        WAIVER

           No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

21.        NOTICES

           Any notice, demand, consent or other communication (a NOTICE) given or made under this Agreement:

           (a) must be in writing and signed by a person duly authorised by the sender;

           (b) must be delivered to the intended recipient by prepaid post (if posted to an address in another country, by registered airmail) or by hand or fax to the address or fax number below or the address or fax number last notified by the intended recipient to the sender:

                       (i)          to T:      TABCORP Holdings Limited
                                               Level 12
                                               5 Bowen Crescent
                                               Melbourne   VIC 3004
                                               Attention:  The Secretary
                                               Fax No:     (03) 9868 2300

                       (ii)         to H:      Harrah's Entertainment, Inc.
                                               1023 Cherry Road
                                               Memphis
                                               TN 38117-5423
                                               Attention:  The Secretary
                                               Fax No:     (901) 762 8637

           (c)         is taken to be duly given or made:

                      (i)        in the case of delivery in person, when
                                 delivered;

                      (ii) in the case of delivery by post two business days after the date of posting (if posted to an address in the same country) or seven business days after the date of posting (if posted to an address in another country);

                      (iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages and the correct destination fax machine number and indicating that the transmission had been made without error, but if the result is that a Notice would be taken to be given or made on a day which is not a business day in the place to which the Notice is sent or is later than 4.00pm (local time) it is taken to have been duly given or made at the commencement of business on the next business day in that place.

22.        GOVERNING LAW

           This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there in connection with matters concerning this Agreement.

23.        COUNTERPARTS

           This Agreement may be executed in any number of counterparts. All counterparts are taken to constitute one instrument.

                                   SCHEDULE 1
--------------------------------------------------------------------------------


                                   Warranties


Ownership of shares in Star City

1. SAL is the legal and beneficial owner of 135 million ordinary shares in Star City. These shares are the only shares in Star City in which SAL has a legal or beneficial interest or to which SAL is entitled (within the meaning of the Corporations Law).

Authorisations - Star City and its Related Bodies Corporate

2. So far as H is aware, Star City and its Related Bodies Corporate have all necessary Authorisations required by each of them to own and operate the Star City Casino and to conduct their respective businesses and have paid all fees due in relation to them and complied in all material respects with all conditions under them.

3. There is no factor which might materially prejudice the continuance or renewal of any Authorisation required under Warranty 2.

4. So far as H is aware, Star City is in compliance with its obligations to the Casino Control Authority whether arising under the Casino Control Act, any agreement or any other legislation and H is not aware of any fact or circumstance which may lead to a claim that Star City is in breach of the Casino Control Act, any agreement or other legislation.

Authorisations - SAL and SCM

5. SAL and SCM have all material Authorisations required to conduct their respective businesses and have paid all fees due in relation to them and complied in all material respects with all conditions under them.

6. There is no factor which might materially prejudice the continuance or renewal of any Authorisation required under Warranty 5.

Management Agreement

7. Neither SAL, SCM nor the Showboat Leighton Partnership nor any other party is in breach of the Management Agreement nor is H, after due enquiry, aware of any impending or threatened breach by any party and the Management Agreement is valid and legally enforceable in accordance with its terms.

8. Without limiting Warranty 7 and except as provided for in the Management Agreement, the Management Agreement is not subject to termination or renegotiation or otherwise prejudicial materially as a result of the change in ownership or control of SAL or SCM or other action required or contemplated by this Agreement.

9. Neither the entry by H into this Agreement nor the performance by H of any of its terms give rise to any rights or claims of any description by Leighton or any other person on the basis of any claim of a right of pre-emption, first right of refusal or other right in respect of the Casino Management Rights other than as contained in the Constitution of SCM or the Showboat Leighton Partnership Agreement.

Showboat Leighton Partnership

10.        (a)         H is not, after due enquiry, aware of any actual,
                       impending or threatened breach of any agreement constituting or affecting the Showboat Leighton
                       Partnership.

           (b) Neither SAL nor SCM is a party to any other agreement or arrangement (of whatever description and whether written, oral or implied) that is subject to termination or renegotiation or would otherwise be prejudiced materially by any other party as a result solely of a change in the ownership or control of SAL or SCM.

Casino Control Authority

11. Each of SAL, the Showboat Leighton Partnership and SCM is in compliance with each of its obligations to the Casino Control Authority whether arising under the Casino Control Act, any agreement or any other legislation and neither SAL, the Showboat Leighton Partnership or SCM is aware of any fact or circumstance which may lead to a claim that any of them is in breach of the Casino Control Act, any agreement or other legislation.

Proposals

12. H is not aware nor should it reasonably be aware of any proposals of any Governmental Agency (including the Casino Control Authority) not in the public arena, the implementation of which (whether by force of law or voluntarily) might adversely affect Star City, SAL, SCM or the Showboat Leighton Partnership.

Conduct of the business of SAL

13. Since the date of the last balance sheet of SAL, neither SAL nor SCM has done or omitted to do anything which might prejudicially affect the goodwill of SAL or SCM or the profitability of its business and the business of SAL and SCM has been conducted only in the ordinary course.

Legal proceedings

14. (a) No suit, cause of action, proceeding, application, claim or investigation is current, pending, threatened or in prospect against SAL, SCM or the Showboat Leighton Partnership.

           (b) No resolution has been passed for the winding up of SAL or SCM.

           (c) No resolution has been passed for the appointment of an administrator to SAL or SCM.

           (d) There is no unsatisfied judgment against SAL or SCM.

No default under agreements

15. To the best of H's knowledge, information and belief, no party to any material agreement relating to the business of SAL, SCM or the Showboat Leighton Partnership is in breach of or in default under any of those agreements nor is H, after due enquiry, aware of any impending or threatened breach or default by any party and all those agreements are valid and legally enforceable in accordance with their terms.


Compliance with Law

16. The ownership and use of SAL's and SCM's assets and the general conduct of and practices related to the businesses of SAL and SCM comply materially with all applicable laws.

Right to Use

17. SAL and SCM have ownership of or the continuing right to use all assets materially necessary to enable them to continue to carry on their respective businesses in the manner previously carried on and there are no claims against SAL or SCM or disputes directly involving SAL or SCM which may affect these assets and which may have a material adverse effect on their respective businesses.

Change of control

18. Other than as contained in the Showboat Leighton Partnership Agreement or the Constitution of SCM, neither SAL nor SCM is a party to any material agreement relating to their respective businesses under which any third party is entitled, as a result of a change in ownership or control of SAL or SCM:

           (a)         to terminate the contract; or

           (b) to impose or require the adoption of terms which are less favourable to SAL or SCM (as the case may be) than the current terms.

No notices

19. At the date of this Agreement neither SAL nor SCM has received any written notice and to the knowledge of H does not know of any default or any other matter not disclosed in this Agreement which might affect any rights of SAL or SCM or the exercise of any rights by SAL or SCM in respect of the Management Agreement or any other material agreement relating to the business of SAL, SCM or the Showboat Leighton Partnership.

Investigations or proceedings

20. Neither SAL, the Showboat Leighton Partnership nor SCM is:

           (a) a party to any investigation, prosecution, litigation, arbitration proceedings or any other form of mediation or dispute resolution; or

           (b)        subject to any audit or investigation by any Governmental
                      Agency,

           which may have a material adverse effect on the business of SAL, the Showboat Leighton Partnership or SCM.

No litigation pending or threatened

21. No audit, investigation, prosecution, litigation, proceeding or any other form of mediation or dispute resolution referred to in Warranty 20 is pending or threatened which reasonably could be expected to have a material adverse effect on the business of SAL, SCM or the Showboat Leighton Partnership nor does H know of any basis not disclosed in this Agreement for or circumstances which are likely to give rise to any such investigation, prosecution, litigation, proceeding or other form of mediation or dispute resolution.

Material information

22. Prior to the entry of the parties into this Agreement H has informed T of all information material to the making of a decision to enter into this Agreement known to H which would ordinarily be relevant to a party making a decision of this nature which is not subject to any other warranty in this Agreement or any warranty in any other agreement described in this Agreement.



EXECUTED by the parties.



TABCORP HOLDINGS LIMITED


by:        /s/ Ross Wilson
           ------------------------------






HARRAH'S ENTERTAINMENT, INC.


by:        /s/ Philip G. Satre
           ------------------------------
           Philip G. Satre

                                  ATTACHMENT A
         --------------------------------------------------------------


                        Share Sale Agreement (Star City)

                                       [H]


                                       and


                                       SAL


                                       and


                                       [T]


                                       and


                                   [T ENTITY]





                     -------------------------------------------
                        SHARE SALE AGREEMENT (STAR CITY)
                     -------------------------------------------









                          Arthur Robinson & Hedderwicks
                                    Melbourne
                                   Ref RJS:CRG
                                  Tel 9614 1011

                        SHARE SALE AGREEMENT (STAR CITY)
         --------------------------------------------------------------


THIS AGREEMENT is made on                       1999 between:


1.         [H] (H);

2.         SAL (SAL);

3.         [T] (T); and

4.         [T ENTITY] (the PURCHASER).


RECITALS

A.         SAL is a wholly owned subsidiary of H.

B. SAL is the registered and beneficial owner of the Shares and the Options.

C. This Agreement records the terms on which H agrees to procure the sale by SAL of, and SAL agrees to sell, the Shares and the Options to the Purchaser.


IT IS AGREED as follows:

1.         DEFINITIONS AND INTERPRETATION

1.1        Definitions

           The following definitions apply unless the context otherwise requires:

           CASINO CONTROL ACT means the Casino Control Act 1992 of New South Wales.

           CASINO CONTROL AUTHORITY means the New South Wales Casino Control Authority established under the Casino Control Act.

           COMPLETION means completion by SAL and the Purchaser of the sale and purchase of the Shares and the Options as provided in Clause 4.

           COMPLETION DATE means the fifth day after entry into this Agreement.

           CORPORATIONS LAW means the Corporations Law of Australia.

           MASTER AGREEMENT means the Master Agreement dated [#] 1999 between H and T.

           NOMINATED OPTIONS means that number of the Options nominated by T to H in writing not less than seven days prior to the end of the takeover period in respect of the Takeover referred to in Clause 1.4 of the Master Agreement or, failing nomination, all the Options.

           OPTIONS means 37,400,000 options to acquire ordinary shares in the capital of Star City exercisable between 1 July 1998 and 30 June 2000, both dates inclusive, at an exercise price of $1.15 per option.

           SECURITY INTEREST means an interest or power:

           (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

           (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

           by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and whether existing or agreed to be granted or created.

           SHARE SALE AGREEMENT (SHOWBOAT) has the meaning given to that term in the Master Agreement.

           SHARES means 109,450,000 fully paid ordinary shares in the capital of Star City together with the benefit of all rights (including dividend rights) attached or accruing to the shares as at the date of this Agreement.

           STAR CITY means Star City Holdings Limited (ACN 064 054 431).

           WARRANTIES means the representations, undertakings and other obligations of H and SAL of whatever kind contained in this Agreement (including, without limitation, those set out in Schedule 1).

           $ means Australian dollars.

1.2        Interpretation

           Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

           (a)        The singular includes the plural and conversely.

           (b)        A gender includes all genders.

           (c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

           (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

           (e) A reference to an agreement or document (including, without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced except to the extent prohibited by this Agreement or that other agreement or document.

           (f) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

           (g) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

1.3        Consents or Approvals

           If the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion.

2.         SALE AND PURCHASE

2.1 H agrees to procure the sale of, and SAL agrees to sell, the Shares and the Nominated Options to the Purchaser and the Purchaser agrees to buy the Shares and the Nominated Options from SAL, free from all Security Interests.

2.2        The purchase price for the Shares is $1.60 per Share.

2.3        The purchase price for the Options is 45 cents per Option.

2.4 The purchase price for the Shares and the Nominated Options must be tendered on the Completion Date either by a cheque drawn on a bank as defined in the Banking Act of the Commonwealth of Australia or by other method of payment agreed by the parties.

3.         WARRANTIES

3.1        H and SAL each represent to the Purchaser that each statement in
           Schedule 1 is true and correct.

3.2        Each Warranty:

           (a) remains in full force and effect after the Completion Date despite Completion; and

           (b) is given as at the date of this Agreement and as at the time immediately before Completion.

3.3 H indemnifies the Purchaser on demand against all losses, costs and liabilities that may be incurred by the Purchaser as a result (directly or indirectly) of a breach of any Warranty.

4.         COMPLETION

4.1 Completion of the sale and the purchase of the Shares and the Options will take place on the Completion Date at [INSERT TIME AND VENUE].

4.2 On the Completion Date H and SAL must ensure that transfers of the Shares and the Options are executed and delivered to the Purchaser and that share certificates (if any) relating to the Shares and the Options are delivered to the Purchaser, and the Purchaser must pay the purchase price for the Shares and the Options to SAL.

5.         TERMINATION

5.1 The obligation of the Purchaser to complete the purchase of the Shares and the Options is subject to the condition that each of the Warranties is true and correct on the Completion Date.

5.2 The condition referred to in Clause 5.1 may be waived by the Purchaser in its discretion but a waiver is not a waiver of any rights or remedies it may have against H by reason of any breach of Clause 5.1.

5.3 If the condition referred to in Clause 5.1 is not satisfied the Purchaser may terminate this Agreement by notice to H.

6.         GUARANTEE OF PURCHASER'S OBLIGATIONS BY T

           T guarantees to SAL the performance by the Purchaser of each of the Purchaser's obligations under this Agreement, and T separately must indemnify SAL against all liabilities that may be incurred by SAL as a result (directly or indirectly) of any failure to perform those obligations.

7.         COSTS

           Each party must bear its own costs arising out of the negotiation, preparation and execution of this Agreement. All stamp duty (including fines, penalties and interest) which may be payable on or in connection with this Agreement and any instrument executed under this Agreement must be borne by the Purchaser.

8.         MERGER

           The rights and obligations of the parties do not merge on the completion of any transaction contemplated by this Agreement. They survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

9.         ENTIRE AGREEMENT

           Apart from the Master Agreement and this Agreement, the parties acknowledge and agree there are no agreements, arrangements or understandings between the parties which relate in any way to the voting or disposal of shares, options or other securities in Star City.

10.        ASSIGNMENT

           The rights and obligations of each party under this Agreement are personal. They cannot be assigned, encumbered or otherwise dealt with and no party may attempt, or purport, to do so without the prior written consent of all parties.

11.        FURTHER ASSURANCES

           Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.

12.        WAIVER

           No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

13.        NOTICES

           Any notice, demand, consent or other communication (a NOTICE) given or made under this Agreement:

           (a) must be in writing and signed by a person duly authorised by the sender;

           (b) must be delivered to the intended recipient by prepaid post (if posted to an address in another country, by registered airmail) or by hand or fax to the address or fax number below or the address or fax number last notified by the intended recipient to the sender:

                       (i)   to H or SAL:             [#]
                                                      Attention:      [#]
                                                      Fax No:         [#]

                       (ii)  to T or the Purchaser:   [#]
                                                      Attention:      [#]
                                                      Fax No:         [#]

           (c)         is taken to be duly given or made:

                       (i)          in the case of delivery in person, when
                                    delivered;

                       (ii) in the case of delivery by post two business days after the date of posting (if posted to an address in the same country) or seven business days after the date of posting (if posted to an address in another country);

                       (iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages and the correct destination fax machine number and indicating that the transmission had been made without error, but if the result is that a Notice would be taken to be given or made on a day which is not a business day in the place to which the Notice is sent or is later than 4.00pm (local time) it is taken to have been duly given or made at the commencement of business on the next business day in that place.

14.        GOVERNING LAW

           This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there in connection with matters concerning this Agreement.


EXECUTED by the parties.

SIGNED on behalf of [H] by its
authorised representative          )
in the presence of:                )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------
Print Name



SIGNED on behalf of [SAL] by its
authorised representative in the  )
presence of:                      )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------


SIGNED on behalf of [T ENTITY] by
its authorised representative in  )
the presence of:                  )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------


SIGNED on behalf of [T] by its
authorised representative in the )
presence of:                     )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------

                                   SCHEDULE 1

                                   Warranties



1.         SAL:

           (a) is the legal and beneficial owner of the Shares free from all Security Interests;

           (b) is the legal and beneficial owner of the Options free from all Security Interests;

           (c) has the full power and authority to transfer to the Purchaser good legal and equitable title to the Shares free from all Security Interests; and

           (d) has the full power and authority to transfer to the Purchaser good legal and equitable title to the Options free from all Security Interests.

2. Without limiting Warranty 1, neither the entry by H or SAL into this Agreement nor the performance by H or SAL of any of its terms give rise to any rights or claims of any description by any person on the basis of any claim of a right of pre-emption, first right of refusal or other rights in respect of any of the Shares or Options.

                                  ATTACHMENT B

                        Share Sale Agreement (Showboat)

                                   [HARRAH's]
                                    as Vendor


                                       and


                                [TABCORP ENTITY]
                                  as Purchaser


                                       and


                                       [H]


                                       and


                                       [T]



                         -------------------------------
                         SHARE SALE AGREEMENT (SHOWBOAT)
                         -------------------------------



                          Arthur Robinson & Hedderwicks
                                    Melbourne
                                   Ref RJS:CRG
                                  Tel 9614 1011

                         SHARE SALE AGREEMENT (SHOWBOAT)
--------------------------------------------------------------------------------

THIS AGREEMENT is made on                      1999 between:


1.         [HARRAH'S ENTITY] [(ACN [#])] (the VENDOR);

2.         [TABCORP ENTITY] [(ACN [#])] (the PURCHASER);

3.         HARRAH'S ENTERTAINMENT, INC. (H); and

4.         TABCORP HOLDINGS LIMITED (ACN 063 780 709) (T).


RECITALS

A. The Vendor is the registered holder and beneficial owner of the Shares, which are all the issued shares in the capital of the Company.

B. This Agreement records the terms on which the Vendor agrees to sell the Shares to the Purchaser.


IT IS AGREED as follows.

1.         DEFINITIONS AND INTERPRETATION

1.1        Definitions

           The following definitions apply unless the context requires otherwise.

           AUDITOR means the Auditor nominated by T for the purposes of this Agreement as notified to H.

           AUDITOR'S REPORT has the meaning set out in Clause 4.2(c).

           BALANCE DATE means the date of the balance sheet appearing in the Financial Accounts.

           CASH means Australian legal tender.

           CASINO COMPLEX MANAGEMENT AGREEMENT means the agreement of that title dated 21 April 1994 between Sydney Casino Properties Pty Limited and Sydney Harbour Casino Pty Limited (as Owner), the Company and Leighton as the Showboat Leighton Partnership, and SCM as Manager.

           CASINO CONTROL ACT means the Casino Control Act 1992 of New South Wales.

           CASINO CONTROL AUTHORITY means the New South Wales Casino Control Authority established under the Casino Control Act.

           CASINO MANAGEMENT RIGHTS means the rights and obligations of SCM and the Showboat Leighton Partnership as constituted by the Casino Complex Management Agreement.

           CASINO OPERATIONS AGREEMENT means the agreement of that title dated 14 December 1994 between the Casino Control Authority, SCM, Star City and others.

           COMPANY means Showboat Australia Pty Limited (ACN 061 299 625).

           COMPLETION means completion by the parties of the sale and purchase as provided in Clause 6.

           COMPLETION ACCOUNTS means the Completion Statement of Net Assets and the Completion Statement of Residual Management Agreement Net Assets.

           COMPLETION DATE means the fifth day after the date on which T receives a certificate from H under Clause 7 or any other date the Vendor and the Purchaser may agree.

           COMPLETION STATEMENT OF NET ASSETS has the meaning set out in Clause 4.1(a).

           COMPLETION STATEMENT OF RESIDUAL MANAGEMENT AGREEMENT NET ASSETS has the meaning set out in Clause 4.1(b).

           CORPORATIONS LAW means the Corporations Law of Australia.

           FINAL PAYMENT DATE means the date three business days after the Completion Accounts have been finalised in accordance with Clause 4.

           FINANCIAL ACCOUNTS means the consolidated audited balance sheet and profit and loss account of the Company (including the Showboat Leighton Partnership) for the year ended 31 December 1998.

           INDEPENDENT AUDITOR means the President for the time being of the Institute of Chartered Accountants in Australia or his or her nominee.

           INTELLECTUAL PROPERTY means any industrial or intellectual property whether protectable by statute, at common law or in equity, including all copyright, moral rights (and similar rights), inventions, patents, designs (whether or not registrable), registered and unregistered trademarks, circuit layout designs, rights in relation to circuit layouts and know how.

           LEIGHTON means Leighton Properties Pty Limited (ACN 001 046 395).

           LIABILITIES means claims, losses, liabilities, costs or expenses of any kind, including those which are prospective or contingent and those the amount of which is not ascertained or ascertainable.

           MASTER AGREEMENT means the agreement between T and H dated [#].

           NON MANAGEMENT AGREEMENT ASSETS means all assets of the Company, the Showboat Leighton Partnership or SCM not directly related to the Casino Complex Management Agreement, other than the Residual Cash Amount.

           NON MANAGEMENT AGREEMENT LIABILITIES means all liabilities of the Company, the Showboat Leighton Partnership or SCM not directly related to the Casino Complex Management Agreement.

           PURCHASE PRICE ADJUSTMENT means the calculation and payment of a price adjustment under Clause 3 and PURCHASE PRICE ADJUSTMENT AMOUNT means the amount of the adjustment.

           RELATED BODY CORPORATE has the meaning given to it in the Corporations Law.

           RESIDUAL CASH AMOUNT means the amount of Cash equal to the aggregate amount of Tax payable by the Company and SCM as referred to in Clause 7.1(a)(ii) less any amount of Tax prepaid to the Commissioner of Taxation.

           SECURITY INTEREST means an interest or power:

           (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

           (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

           by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and whether existing or agreed to be granted or created.

           SHARE SALE AGREEMENT (STAR CITY) means the agreement of that title referred to in Clause 2 of the Master Agreement.

           SHARES means [#] ordinary shares in the capital of the Company together with the benefit of all rights (including dividend rights) attached or accruing to those shares as at the date of this Agreement.

           SHOWBOAT LEIGHTON PARTNERSHIP means the Partnership constituted by the Showboat Leighton Partnership Agreement.

           SHOWBOAT LEIGHTON PARTNERSHIP AGREEMENT means the partnership agreement between the Company and Leighton which has a commencement date of 22 April 1994.

           STAR CITY CASINO means the casino complex owned (whether directly or indirectly) by Star City.

           SUBSIDIARY has the meaning given by the Corporations Law.

           TAX means any income tax, capital gains tax, recoupment tax, land tax, sales tax, payroll tax, fringe benefit tax, group tax, withholding tax, municipal rates, stamp duties and other charges, levies and impositions, assessed or charged, or assessable or chargeable, by or payable to any governmental taxation or excise authority and includes any additional tax, interest, penalty, charge, fee or other amount imposed or made on or in relation to a failure to file a relevant return or to pay a relevant tax.

           TAX ACT means the Income Tax Assessment Act 1936 or the Income Tax Assessment Act 1997 or both the Income Tax Assessment Act 1936 and the Income Tax Assessment Act 1997, as appropriate.

           WARRANTIES means the representations, warranties, undertakings and other obligations of the Vendor of whatever kind contained in this Agreement (including, without limitation, those set out in Schedule
           1).

           $ means Australian dollars.

1.2        Interpretation

           Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

           (a)         The singular includes the plural and conversely.

           (b)         A gender includes all genders.

           (c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

           (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

           (e) A reference to an agreement or document (including, without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced except to the extent prohibited by this Agreement or that other agreement or document.

           (f) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

           (g) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

1.3        Consents or Approvals

           If the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion.

2.         SALE AND PURCHASE

           The Vendor agrees to sell the Shares to the Purchaser and the Purchaser agrees to buy the Shares from the Vendor, free from all Security Interests.

3.         PRICE AND PAYMENT

3.1        The Purchase Price is $204 million to be paid on the Completion Date.

3.2 On the Final Payment Date, the Purchase Price Adjustment Amount must be paid as follows:

           (a) the Purchaser pays to the Vendor the amount (if any) by which the Completion Statement of Residual Management Agreement Net Assets shows a balance in excess of zero; or

           (b) the Vendor pays to the Purchaser the amount (if any) by which the Completion Statement of Residual Management Agreement Net Assets shows a balance less than zero.

4.         COMPLETION ACCOUNTS

4.1 As soon as reasonably practicable, and in any case within 20 business days after the Completion Date, the Vendor must prepare and provide to the Auditor drafts of:

           (a) a statement of the consolidated net assets of the Company (including the Showboat Leighton Partnership) as at the Completion Date prepared in accordance with accounting principles and practices generally accepted in Australia, the Corporations Law and all other applicable statutes and regulations (except that all assets shall be valued at the lower of cost and net realisable value). (This is the draft Completion Statement of Net Assets); and

           (b) a statement of the consolidated net assets of the Company (including the Showboat Leighton Partnership) excluding the book value of the asset pertaining to the Company's entitlement to management fees payable by Sydney Harbour Casino Pty Ltd under Clause 12.1 of the Casino Complex Management Agreement as at the Completion Date prepared in accordance with accounting principles and practices generally accepted in Australia, the Corporations Law and all other applicable statutes and regulations (except that all assets shall be valued at the lower of cost and net realisable value). (This is the draft Completion Statement of Residual Management Agreement Net Assets.)

4.2 The Vendor and the Purchaser must jointly instruct the Auditor to prepare and deliver to each of them within 15 business days after provision of the draft statements referred to in Clause 4.1:

           (a)        an audited Completion Statement of Net Assets;

           (b) an audited Completion Statement of Residual Management Agreement Net Assets; and

           (c)        an Auditor's Report in the form set out in Schedule 2.

4.3        The Vendor must:

           (a) provide the Auditor full access to the books and records of the Vendor and the Company to enable the Auditor to prepare the audited statements referred to in Clause 4.2 (the AUDITED STATEMENTS); and

           (b) provide the Auditor full access to the working papers used in preparing the draft statements referred to in Clause 4.1.

4.4 The Vendor and the Purchaser must confer and use their best endeavours to agree on the Audited Statements within five business days after they are provided to the Vendor and the Purchaser by the Auditor in accordance with Clause 4.2.

4.5 If the contents of the Audited Statements are agreed between the Vendor and the Purchaser, the Audited Statements will be final and binding on the parties, and will constitute the Completion Accounts.

4.6 If the Vendor and the Purchaser do not agree on the value of an item in the Audited Statements within the period referred to in Clause 4.4, the Vendor and the Purchaser must within five days after the end of that period refer the matter to the Independent Auditor for determination in accordance with Clause 4.7.

4.7        (a)        In referring a matter to the Independent Auditor for
                      determination under this Agreement, the parties must instruct the Independent Auditor to complete the determination within 14 business days of the referral.

           (b) The Vendor must provide the Independent Auditor full access to its books and records, and the books and records of the Company, and any information required by the Independent Auditor to complete any determination under this Agreement.

           (c) Each party is entitled to make submissions to the Independent Auditor in respect of any determination under this Agreement.

           (d) The Independent Auditor's written determination of any matter referred to it under this Agreement is final and binding on the parties and, where applicable, must be incorporated in the Completion Accounts promptly after the determination is made.

           (e) In making a determination the Independent Auditor acts as an expert not as an arbitrator.

           (f) The costs of the Independent Auditor shall be borne by the parties equally.

5.         WARRANTIES

5.1 The Vendor represents and warrants to the Purchaser that to the best of its knowledge and belief after making due enquiries (except as set out in the disclosure statement referred to in Clause 8.1 of the Master Agreement) each statement in Schedule 1 is true and correct.

5.2        Each Warranty:

           (a) remains in full force and effect after the Completion Date despite Completion; and

           (b) is given as at the date of this Agreement and as at the time immediately before Completion.

5.3 Subject to Clauses 5.4 to 5.11, the Vendor indemnifies the Purchaser against all Liabilities (other than to the extent they are due to any negligence or default of T) that may be incurred by the Purchaser as a result (directly or indirectly) of a breach of any Warranty.

5.4 Subject to Clause 5.5 to 5.11, the Vendor indemnifies the Purchaser against any loss that the Purchaser may suffer by reason of any liability of the Company or SCM to Tax that may be assessed against or levied on the Company or SCM with respect to:

           (a) any income (including capital gains) earned or derived or deemed to have been earned or derived by the Company or SCM at any time prior to the Completion Date or that may be assessed or levied as a result of any transaction, act, matter or thing which took place or happened on or before the Completion Date;

           (b) any payments made in relation to persons working for the Company or SCM prior to the Completion Date;

           (c) any stamp duties payable in respect of any agreement, deed, other document or transaction entered into prior to Completion to which the Company or SCM is or has been a party or by which the Company or SCM derives, has derived or will derive a substantial benefit;

           (d) any liability for Tax from which the Company, SCM, the Showboat Leighton Partnership or the Vendor may have obtained relief (whether by way of deferred capital gains tax or otherwise) which has or will become payable as a result of entry into this Agreement; and

           (e) any liability to any current or former Related Body Corporate of the Company or SCM (including the Vendor) as a result of any tax loss transferred by the Company or SCM to that current or former Related Body Corporate prior to the Completion Date being disallowed, in whole or in part, but only to the amount of the excess over the amount of any relevant provision for them in the Completion Statement of Residual Management Agreement Net Assets.

5.5 The Vendor is not obliged to pay any amount under Clause 5.4 unless the Purchaser, within 60 days after receipt by the Company or SCM or the Showboat Leighton Partnership of the relevant assessment from the taxation authority, gives to the Vendor notice of the claim on the indemnity and a copy of the relevant parts of that assessment.

5.6        Where:

           (a)        notice is given in accordance with Clause 5.5;

           (b) the Vendor proposes to dispute on behalf of the Company, SCM, the Showboat Leighton Partnership or the Purchaser (as the case may be) the assessment; and

           (c) payment of the assessment is required in order to dispute the assessment,

           the Vendor must pay the amount of the assessment.

5.7        Where:

           (a)        notice is given in accordance with Clause 5.5;

           (b) the Vendor, within 30 days after receiving notice in accordance with Clause 5.5, gives the Purchaser notice that the Vendor proposes to dispute on behalf of the Company, SCM or the Showboat Leighton Partnership or the Purchaser (as the case may be) the assessment; and

           (c)        the Vendor has complied with Clause 5.6,

           the Purchaser shall take such action as the Vendor may reasonably request (by notice to the Purchaser) to object to, appeal against or settle the assessment, if the Vendor bears all the costs and expenses of taking such actions (including, without limitation, the costs to the Purchaser, SCM or the Showboat Leighton Partnership or the Company (as the case may be) involved in engaging its staff in the matter).

5.8 Where a payment has been made by the Vendor under Clause 5.6 and the matter in respect of which the payment is made is ultimately resolved in favour of the Company, SCM or the Showboat Leighton Partnership, the Purchaser shall cause the Company, SCM or the Showboat Leighton Partnership (as the case may be), following receipt of the money from the relevant taxation authority, to pay an equivalent amount to the Vendor.

5.9 The Vendor has the right to be actively involved in any Tax audit conducted by the Australian Taxation Office concerning the Company, SCM or the Showboat Leighton Partnership insofar as the audit relates to any period or periods prior to the Completion Date.

5.10 The liability of the Vendor to the Purchaser under this Clause 5 and of H under Clause 10 includes costs and expenses and direct loss suffered (and in respect of SCM or the Showboat Leighton Partnership, is restricted to the Vendor's 85% interest) but does not include consequential damage.

5.11 The Purchaser and T may not commence any claim in respect of any breach of any representation or warranty (other than in respect of Tax) more than two years after the date of this Agreement.

6.         COMPLETION

6.1 Completion of the sale and purchase of the Shares must take place on the Completion Date at [#].

6.2 On the Completion Date the Vendor must (subject to any necessary Casino Control Authority approval):

           (a) ensure that a duly convened board meeting of the Company and SCM is held at which a quorum of directors is present and acting throughout at which:

                       (i) persons nominated by the Purchaser by notice to the Vendor are appointed as directors of the Company and SCM, subject to the receipt of signed consents to act;

                       (ii) persons nominated by the Purchaser by notice to the Vendor are appointed as the secretaries and public officers of the Company and SCM, subject to the receipt of signed consents to act;

                       (iii) persons nominated by the Purchaser by notice to the Vendor resign as directors, secretaries and public officers of the Company and SCM; and

                       (iv) in the case of the board meeting of the Company only, the transfer of the Shares to the Purchaser (subject to the payment of stamp duty on the instruments of transfer which must be borne by the Purchaser), the cancellation of the existing share certificate for the Shares and the sealing and delivery by the Company to the Purchaser of a new share certificate for the Shares in the name of the Purchaser are each approved;

           (b) deliver to (or at the direction of) the Purchaser the minute books, statutory books and registers (all in good order and fully and accurately entered up as at the Completion Date in accordance with all relevant statutory requirements), books of account, trading and financial records, copies of taxation returns and other documents and papers, and any common seal, duplicate seal or official seal, of the Company and SCM; and

           (c) deliver to the Purchaser executed instruments of transfer of the Shares in favour of the Purchaser together with the share certificates relating to the Shares.

6.3 On the Completion Date and subject to the due performance by the Vendor of the obligations on its part to be performed under Clause
           6.2 the Purchaser will pay the Purchase Price to the Vendor.

7.         COMPLETION OF PRE-COMPLETION EVENTS

7.1 Not later than twenty-one business days after completion under the Share Sale Agreement (Star City), H must ensure that:

           (a) the Company repatriates to H an amount equal to the aggregate of:

                      (i)        (A)        the purchase prices payable to the
                                            Company in respect of the sale of
                                            shares and options in Star City by
                                            the Company pursuant to the Share
                                            Sale Agreement (Star City); and

                                 (B)        any consideration paid to the
                                            Company pursuant to the disposal by
                                            the Company of the shares in Star
                                            City referred to in Clause 7.1(b);

                       LESS

                      (ii) the aggregate amount of any Tax (whether capital gains tax or otherwise) payable by the Company or SCM (as applicable) as a result of the sale or disposal of shares and options in Star City referred to in Clause 7.1(a)(i) or as a result of the disposal of any Non Management Agreement Assets as required by Clause 7.1(c);

           (b) the Company disposes of (and ceases to be the legal and beneficial owner of) the ordinary shares in Star City which it held as at the date of this Agreement or which arise from exercise of any options and which are not the subject of the Share Sale Agreement (Star City), whether the disposal is to a Related Body Corporate of H or otherwise; and

           (c) the Company and SCM (as applicable) dispose of all Non Management Agreement Assets and repay in full, or otherwise settle or extinguish, all Non Management Agreement Liabilities,

           and, on the requirements of this Clause being met, H must immediately certify that to T in writing.

7.2 H will ensure that as at the Completion Date the Company will hold an amount of Cash equal to the Residual Cash Amount.

7.3 H undertakes that to the extent that there is at the date of this Agreement any agreement or arrangement between the Company, SCM or the Showboat Leighton Partnership and H or any Related Body Corporate or affiliate of H pursuant to which the Company, SCM or the Showboat Leighton Partnership is required or obliged to pay any amount to H or its Related Bodies Corporate or affiliates, then H will terminate, or procure the termination of, any such agreement or arrangement prior to the Completion Date so that as at the Completion Date neither the Company, SCM nor the Showboat Leighton Partnership will have any liability or ongoing obligation to H or its Related Bodies Corporate or affiliates in connection with or in relation to the Casino Complex Management Agreement, the provision of any services, the operations of the Star City Casino or otherwise, and H will indemnify the Purchaser, the Company, SCM and the Showboat Leighton Partnership in respect of any liability incurred or loss or damage suffered as a result of any breach of this covenant.

8.         INFORMATION, TECHNOLOGY AND INTELLECTUAL PROPERTY

           H acknowledges that it has supplied to, amongst others, Star City, the Company, the Showboat Leighton Partnership and SCM certain information, technology, know how and other Intellectual Property which is used or has been used by them in or in connection with the operations of Star City Casino or the Casino Management Rights. H grants to the Purchaser, the Company, SCM, Star City, the Showboat Leighton Partnership and any other person who may presently use or have used the information, technology, know how and other Intellectual Property referred to above a non-exclusive royalty free licence in perpetuity to use all the information, technology, know how and other Intellectual Property in or in connection with the operations of Star City Casino or the Casino Management Rights, so that the Purchaser, the Company, SCM, Star City, the Showboat Leighton Partnership and any such other person may continue after the Completion Date to use such information, technology, know how and other Intellectual Property in the same manner as it had done at any time before the Completion Date. H will use its reasonable endeavours to ensure that the key executives engaged in connection with the operations of Star City Casino or the Casino Management Rights continue to be engaged in those operations after the Completion Date.

9.         TERMINATION

9.1 The obligation of the Purchaser to complete the purchase of the Shares is subject to the conditions that:

           (a) each of the Warranties is true and correct as at the Completion Date, with the same force and effect as if made on the Completion Date. This condition may be waived by the Purchaser at its discretion but a waiver is not a waiver of any rights or remedies that it may have against the Vendor by reason of any breach of Clause 5.1; and

           (b) no disclosure or disclosures made to the Purchaser under this Agreement, singularly or in the aggregate, reveals any circumstance which has had, has or will have a materially adverse effect on the business of the Company, SCM or Star City. This condition may be waived by the Purchaser at its discretion.

           If condition (a) above is not satisfied or the circumstance described in condition (b) above is revealed, the Purchaser may terminate this Agreement by notice to the Vendor. If the Purchaser terminates this Agreement, no party has any further liability to any other party under this Agreement except that the termination will not prejudice any rights or remedies that the Purchaser may have against the Vendor by reason of any breach of Clause 5.1.

10.        GUARANTEE BY H

10.1 In consideration of T entering into this Agreement at the request of H, H:

           (a) unconditionally and irrevocably guarantees to the Purchaser on demand the due and punctual performance by the Vendor of all its obligations under this Agreement; and

           (b) separately indemnifies the Purchaser against any Liabilities (other than to the extent they are due to any negligence or default of T) which may be incurred or sustained by the Purchaser in connection with any default or delay by the Vendor in the due and punctual performance of any of its obligations under this Agreement.

10.2 The liability of H under this Clause is not affected by any act, omission or thing which, but for this provision, might in any way operate to release or otherwise exonerate or discharge H from any of its obligations including (without limitation) the grant to the Vendor or any other person of any time, waiver or other indulgence, or the discharge or release of the Vendor or any other person from any obligation.

10.3 This Clause is a continuing guarantee and indemnity and, despite Completion, remains in full force and effect for so long as the Vendor has any liability or obligation to the Purchaser under this Agreement and until all of those liabilities or obligations have been fully discharged.

11.        GUARANTEE BY T

11.1 In consideration of H entering into this Agreement at the request of T, T:

           (a) unconditionally and irrevocably guarantees to the Vendor on demand the due and punctual performance by the Purchaser of all its obligations under this Agreement; and

           (b) separately indemnifies the Purchaser against any Liabilities (other than to the extent they are due to any negligence or default of H) which may be incurred or sustained by the Vendor in connection with any default or delay by the Purchaser in the due and punctual performance of any of its obligations under this Agreement.

11.2 The liability of T under this Clause is not affected by any act, omission or thing which, but for this provision, might in any way operate to release or otherwise exonerate or discharge T from any of its obligations including (without limitation) the grant to the Purchaser or any other person of any time, waiver or other indulgence, or the discharge or release of the Purchaser or any other person from any obligation.

11.3       This Clause:

           (a) extends to cover this Agreement as amended, varied or replaced, whether with or without the consent of T; and

           (b) is a continuing guarantee and indemnity and, despite Completion, remains in full force and effect for so long as the Purchaser has any liability or obligation to the Vendor under this Agreement and until all of those liabilities or obligations have been fully discharged.

12.        COSTS

           Each party must bear its own costs arising out of the negotiation, preparation and execution of this Agreement. All stamp duty (including fines, penalties and interest) which may be payable on or in connection with this Agreement and any instrument executed under this Agreement must be borne by the Purchaser.

13.        MERGER

           The rights and obligations of the parties do not merge on the completion of any transaction contemplated by this Agreement. They survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

14.        ASSIGNMENT

           The rights and obligations of each party under this Agreement are personal. They cannot be assigned, encumbered or otherwise dealt with and no party may attempt, or purport, to do so without the prior written consent of all parties.

15.        FURTHER ASSURANCES

           Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.

16.        ENTIRE AGREEMENT

           This Agreement and the Master Agreement contain the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings between the parties in connection with it.

17.        WAIVER

           No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

18.        NOTICES

           Any notice, demand, consent or other communication (a NOTICE) given or made under this Agreement:

           (a) must be in writing and signed by a person duly authorised by the sender;

           (b) must be delivered to the intended recipient by prepaid post (if posted to an address in another country, by registered airmail) or by hand or fax to the address or fax number below or the address or fax number last notified by the intended recipient to the sender:

                       (i)          to the Purchaser: [#]
                                                      Attention:   [#]
                                                      Fax No:      [#]


                       (ii)         to the Vendor:    [#]
                                                      Attention:   [#]
                                                      Fax No:      [#]

                       (iii)        to H:             [#]
                                                      Attention:   [#]
                                                      Fax No:      [#]

                       (iv)         to T:             [#]
                                                      Attention:   [#]
                                                      Fax No:      [#]

           (c)        is taken to be duly given or made:

                      (i)        in the case of delivery in person, when
                                 delivered;

                      (ii) in the case of delivery by post two business days after the date of posting (if posted to an address in the same country) or seven business days after the date of posting (if posted to an address in another country);

                      (iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages and the correct destination fax machine number and indicating that the transmission had been made without error, but if the result is that a Notice would be taken to be given or made on a day which is not a business day in the place to which the Notice is sent or is later than 4.00pm (local time) it is taken to have been duly given or made at the commencement of business on the next business day in that place.

19.        GOVERNING LAW

           This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there in connection with matters concerning this Agreement.

20.        COUNTERPARTS

           This Agreement may be executed in any number of counterparts. All counterparts will be taken to constitute one instrument.

                                   SCHEDULE 1
--------------------------------------------------------------------------------

                                   Warranties


Ownership of the Shares

1.         The Vendor:

           (a) is the legal and beneficial owner of the Shares free from all Security Interests; and

           (b) has full power and authority to transfer to the Purchaser good legal and equitable title to the Shares free from all Security Interests.

Shares - the Company, SCM

2. There are no outstanding subscription agreements, options, rights or other analogous entitlements of any description to acquire from the Company or SCM any unissued shares or stock of any class of the Company or SCM, or any securities convertible into or exchangeable for or which otherwise confer on the holder of it any right (whether or not upon the happening of any contingency or after any lapse of time and whether or not upon the payment or delivery of any consideration) to acquire any unissued shares or stock of any class of the Company or SCM nor is the Company or SCM committed to grant or issue any such option, right or security.

3. The Shares are the only issued shares in the capital of the Company and are validly issued and fully paid. The shares in SCM consist of 85 ordinary shares and are the only issued shares in the capital of SCM other than 15 shares held by Leighton, are validly issued, fully paid and legally and beneficially owned by the Company free from all Security Interests.

Permanent establishments outside Australia

4. Neither the Company nor SCM has a permanent establishment (as that expression is defined in any applicable double taxation convention) outside Australia.

Subsidiaries

5. The Company does not control any entity other than SCM. Neither the Company nor SCM is a member of a partnership or other unincorporated association except that the Company is a member of the Showboat Leighton Partnership. In this warranty control of an entity means control of the entity within the meaning of the accounting standards made for the purposes of section 295(2)(d) of the Corporations Law.

Financial Accounts

6. The Financial Accounts have been prepared in accordance with accounting principles and practices generally accepted in Australia and comply with the requirements of the Corporations Law and all other applicable statutes and regulations.

7. The balance sheet appearing in the Financial Accounts:

           (a) discloses a true and fair view of the consolidated state of affairs of the Company as at the Balance Date;

           (b)        is true and accurate in all material respects;

           (c) includes adequate reserves or provisions for all liabilities (including Tax Liabilities) of the Company, the Showboat Leighton Partnership and SCM as at the Balance Date.

8. There are no loans, guarantees, indemnities, undertakings, mortgages, charges, debentures, leases or other encumbrances or unusual liabilities (including contingent liabilities) which have been given or made or incurred by or assigned to or vested in or are outstanding on behalf of the Company, the Showboat Leighton Partnership or SCM other than as disclosed or taken into account in the Financial Accounts.

9. The Financial Accounts contain fully adequate provisions for holiday pay, sick leave and long service leave in amounts which are at least equal to the accrued legal liability of the Company, SCM and the Showboat Leighton Partnership as at the Balance Date.

10. The profit and loss account appearing in the Financial Accounts discloses a true and fair view of the consolidated profit or loss of the Company for the period covered in those accounts and is true and accurate in all material

Completion Accounts

11. To the date of the Completion Accounts, there has been no change in the total amount of the Liabilities or the trading position, profitability or financial condition of the Company, the Showboat Leighton Partnership and SCM from that set forth in the Financial Accounts except changes in the ordinary course of business.

11A.       (a)        The Company has not been nor will it be;

           (b) neither the Showboat Leighton Partnership nor SCM has been;

           (c) neither the Showboat Leighton Partnership nor SCM will be (to the extent it is within the reasonable control of SAL or the Vendor),

           materially and adversely affected by any act, event or circumstance, whether covered by insurance or not and except for the changes required to be made under Clause 7 of this Agreement.

12. The Completion Accounts have been prepared in accordance with the accounting principles and practices generally accepted in Australia and comply with the requirements of the Corporations Law and all other applicable statutes and regulations and the accounting principles and practices determined by the Auditor or, in the event H disagrees with these accounting principles and practices when established, by the Independent Auditor.

13.        The Completion Accounts:

           (a) disclose a true and fair view of the state of affairs of the Company, the Showboat Leighton Partnership and SCM as at the date to which they are made up;

           (b)        are true and correct in all material respects;

           (c) include adequate reserves or provisions for all liabilities (including Tax Liabilities) of the Company, the Showboat Leighton Partnership and SCM as at that date.

14. The Vendor has ensured that there is sufficient Cash held by the Company as at the Completion Date to satisfy the aggregate amount of any Tax (whether capital gains tax or otherwise) payable but unpaid by the Company or SCM as a result of the sale or disposal of all the Company's shares and options in Star City as required by the Master Agreement, this Agreement and the Share Sale Agreement (Star City) and the disposal of the Non Management Agreement Assets as required by Clause 7.1(c) of this Agreement. Any Cash (net of any receivables appearing in the Completion Statement of Residual Management Agreement Net Assets) held by the Company shall be invested by the Company with any interest accruing to the benefit of H on the following terms:

           (a) the Cash shall be invested with a trading bank or other agreed financial institution of up to 90 day call; and

           (b) all interest thereon (net of any Tax) will accrue to H and be paid to H on demand.

15. The Completion Accounts contain fully adequate provisions for holiday pay, sick leave and long service leave in amounts which are at least equal to the accrued legal liability of the Company, the Showboat Leighton Partnership and SCM as at the Completion Date.

16. Except to the extent of the amounts provided in the Completion Accounts, neither the Company, the Showboat Leighton Partnership nor SCM is under, nor will it assume prior to the Completion Date, any liability to any person for any pension, lump sum retiring allowance or redundancy payment or any liability with respect to holiday, long service or sick leave entitlement.

17. As at the Completion Date, neither the Company, the Showboat Leighton Partnership nor SCM has any Non Management Agreement Assets or Non Management Agreement Liabilities.

Taxation

18. All Tax returns required by law to be lodged or filed by the Company, SCM or the Showboat Leighton Partnership have been duly lodged or filed and fully and accurately completed and each deduction, rebate or credit claimed in them has been properly claimed and is duly allowable.

19. All Taxes (other than those which may still be paid without penalty or interest) on or payable by the Company, SCM or the Showboat Leighton Partnership have been paid or adequate provisions, reserves or accruals for their payment (whether or not assessed) have been made or provided for in the balance sheet appearing in the Financial Accounts.

20. There are no outstanding disputes or Tax audits by or with or threatened by the Commissioner of Taxation or any other authority or instrumentality or officer concerning the liability of the Company, SCM or the Showboat Leighton Partnership to any Tax.

21. Neither the Company nor SCM has paid any dividend:

           (a) in respect of which the required franking amount (as provided for in section 160AQE of the Tax Act) has exceeded the franked amount (as defined in section 160APA of the Tax Act) of the dividend; or

           (b) which has been franked in excess of the required franking amount which would result in the Company or SCM being liable to pay franking deficit tax as provided for in section 160AQJ of the Tax Act or additional tax under
                       section 160ARX of the Tax Act.

23. No asset revaluation dividend (as defined in section 46E(1) of the Tax Act) has at any time been paid to the Company or SCM.

24. The Company, SCM and the Showboat Leighton Partnership has complied with the requirements of all legislation imposing Taxes in respect of the retention of records and those records can be reconciled to the returns lodged by the Company, SCM and the Showboat Leighton Partnership. In particular, but without limitation, each of the Company, SCM and the Showboat Leighton Partnership:

           (a)         has complied with section 262A and 160ZZU of the Tax Act;

           (b) has retained duly prepared and executed election notices required to be prepared under the Tax Act, has retained duly completed and executed declarations required for the purpose of ascertaining their liability to fringe benefits tax; and

           (c) has retained accurate records of franking credits and franking debits in respect of its current and prior accounting periods.

Legal Proceedings

25.        (a)        There is no suit, cause of action, proceeding,
                      application, arbitration, claim or investigation current, pending, threatened or in prospect against the Company, SCM and the Showboat Leighton Partnership and in particular there is no outstanding product liability or workers' compensation claim.

           (b) No resolution has been passed for the winding up of the Company or SCM.

           (c) No resolution has been passed for the appointment of an administrator to the Company or SCM.

           (d) There is no unsatisfied judgment against the Company or SCM.

           (e) There are no facts, matters or circumstances which give any person the right to apply to wind up the Company or SCM or to appoint a controller within the meaning of section 9 of the Corporations Law or an administrator or an inspector under the Corporations Law in respect of the Company or SCM or any part of its undertaking or assets or income.

Agreements and Arrangements

26. Neither the Company, SCM nor the Showboat Leighton Partnership has sold, transferred, assigned, created a Security Interest over, declared itself a trustee of, parted with the benefit of or otherwise disposed of the Casino Management Rights (or any interest in them or any part of them) including without limitation by agreeing to pay, assign, transfer or otherwise dispose of its right to management fees payable under the Casino Complex Management Agreement, except for the Security Interest created by the Commonwealth Bank over assets of the Showboat Leighton Partnership under the primary finance facility provided by the Commonwealth Bank to Star City and the trust relationship between Leighton and National Mutual Limited.

27. Pursuant to the Casino Complex Management Agreement, the Showboat Leighton Partnership will receive during each Fiscal Year of the Operating Term (as defined in the Casino Complex Management Agreement) net income equal to the Management Fee prescribed in Clause 12.1 of the Casino Complex Management Agreement, and all costs or expenses incurred by the Company, SCM or the Showboat Leighton Partnership are capable of being charged back to, and will be reimbursed by, Star City or its Subsidiaries and neither the Company, SCM nor the Showboat Leighton Partnership has or will have at the Completion Date any ongoing liability or obligation to make any payment to H or its Related Bodies Corporate or affiliates (or to any other person other than in the ordinary course of business) in connection with or related to the Casino Complex Management Agreement, the provision of any services, the operations of the Star City Casino or otherwise.

Related party transactions

28. At Completion, there will be no outstanding contracts or transactions between the Company, SCM or the Showboat Leighton Partnership and H or any Related Body Corporate of H, other than the Management Services Agreement (as defined in the Master Agreement).

                                   SCHEDULE 2
--------------------------------------------------------------------------------


                            Form of Auditor's Report
                                  (Clause 4.2)

EXECUTED as an Agreement.


[Each attorney executing this [#] Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.]

NOTE: INSERT THE APPROPRIATE EXECUTION CLAUSES.

                                  ATTACHMENT C
--------------------------------------------------------------------------------


                            Management Sale Agreement

                                      [SAL]
                                    as Vendor


                                       and


                                [TABCORP ENTITY]
                                  as Purchaser


                                       and


                                       [H]


                                       and


                                       [T]



                            -------------------------
                            MANAGEMENT SALE AGREEMENT
                           --------------------------



                          Arthur Robinson & Hedderwicks
                                    Melbourne
                                   Ref RJS:CRG
                                  Tel 9614 1011

                            MANAGEMENT SALE AGREEMENT
--------------------------------------------------------------------------------


THIS AGREEMENT is made on                       1999 between:


1.         SHOWBOAT AUSTRALIA PTY LTD (ACN 061 299 625) (SAL);

2.         [TABCORP ENTITY] [(ACN [#])] (the PURCHASER);

3.         HARRAH'S ENTERTAINMENT, INC. (H); and

4.         TABCORP HOLDINGS LIMITED (ACN 063 780 709) (T).


RECITALS

A. SAL is a party to the Showboat Leighton Partnership Agreement whereunder SAL and Leighton are, through SCM and in accordance with the Management Agreement, to provide services to certain Related Bodies Corporate of Star City in relation to the Star City Casino.

B. This Agreement records the terms on which SAL agrees to sell the Shares and all of SAL's right, title and interest in the Casino Management Interests to the Purchaser.


IT IS AGREED as follows.


1.         DEFINITIONS AND INTERPRETATION

1.1        Definitions

           The following definitions apply unless the context requires otherwise.

           AUDITOR means the Auditor nominated by T for the purposes of this Agreement as notified to H.

           AUDITOR'S REPORT has the meaning set out in Clause 4.2(c).

           BALANCE DATE means the date of the balance sheet appearing in the Financial Accounts.

           CASH means Australian legal tender.

           CASINO CONTROL ACT means the Casino Control Act 1992 of New South Wales.

           CASINO CONTROL AUTHORITY means the New South Wales Casino Control Authority established under the Casino Control Act.

           CASINO MANAGEMENT INTERESTS means all of SAL's rights and interests (whether direct or indirect, and whether legal or equitable), and associated liabilities and obligations, in and under the Management Agreement (including, without limitation, all rights, interests, liabilities and obligations under the Showboat Leighton Partnership).

           CASINO MANAGEMENT RIGHTS means the rights and obligations of SCM and the Showboat Leighton Partnership as constituted by the Management Agreement.

           COMPLETION means completion by the parties of the sale and purchase as provided in Clause 6.

           COMPLETION ACCOUNTS means the Completion Statement of Net Assets and the Completion Statement of Residual Management Agreement Net Assets.

           COMPLETION DATE means the fifth day after the date on which T receives a certificate from H under Clause 7.1 or such later date as the parties may agree.

           COMPLETION STATEMENT OF NET ASSETS has the meaning set out in Clause 4.1(a).

           COMPLETION STATEMENT OF RESIDUAL MANAGEMENT AGREEMENT NET ASSETS has the meaning set out in Clause 4.1(b).

           CORPORATIONS LAW means the Corporations Law of Australia.

           FINAL PAYMENT DATE means the date three business days after the Completion Accounts have been finalised in accordance with Clause 4.

           FINANCIAL ACCOUNTS means the audited balance sheets and profit and loss accounts of SCM and the Showboat Leighton Partnership prepared in accordance with Clause 18 of the Showboat Leighton Partnership Agreement for the year ended 31 December 1998.

           INDEPENDENT AUDITOR means the President for the time being of the Institute of Chartered Accountants in Australia or his or her nominee.

           INTELLECTUAL PROPERTY means any industrial or intellectual property whether protectable by statute, at common law or in equity, including all copyright, moral rights (and similar rights), inventions, patents, designs (whether or not registrable), registered and unregistered trademarks, circuit layout designs, rights in relation to circuit layouts and know how.

           LEIGHTON means Leighton Properties Pty Limited (ACN 001 046 395).

           LIABILITIES means claims, losses, liabilities, costs or expenses of any kind, including those which are prospective or contingent and those the amount of which is not ascertained or ascertainable.

           MANAGEMENT AGREEMENT means the Casino Complex Management Agreement of that title dated 21 April 1994 between Sydney Casino Properties Pty Limited and Sydney Harbour Casino Pty Limited (as Owner), SAL and Leighton as the Showboat Leighton Partnership, and SCM as Manager.

           MASTER AGREEMENT means the agreement between T and H dated [#].

           NON MANAGEMENT AGREEMENT ASSETS means all assets of SCM or the Showboat Leighton Partnership not directly related to the Management Agreement, other than the Residual Cash Amount.

           NON MANAGEMENT AGREEMENT LIABILITIES means all liabilities of SCM or the Showboat Leighton Partnership not directly related to the Management Agreement.

           PURCHASE PRICE ADJUSTMENT means the calculation and payment of a price adjustment under Clause 3 and PURCHASE PRICE ADJUSTMENT AMOUNT means the amount of the adjustment.

           RELATED BODY CORPORATE has the meaning given to it in the Corporations Law.

           RESIDUAL CASH AMOUNT means the amount of Cash equal to the aggregate amount of Tax (whether capital gains tax or otherwise) payable by SCM as a result of the disposal of the Non Management Agreement Assets as required by Clause 7.1 less any amount of Tax prepaid to the Commissioner of Taxation.

           SCM means Sydney Casino Management Pty Ltd (ACN 060 462 053).

           SECURITY INTEREST means an interest or power:

           (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

           (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

           by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and whether existing or agreed to be granted or created.

           SHARES means 85 ordinary shares in the capital of SCM (representing 85% of the issued shares in SCM) together with the benefit of all rights (including dividend rights) attached or accruing to those shares as at the date of this Agreement.

           SHOWBOAT LEIGHTON PARTNERSHIP means the Partnership constituted by the Showboat Leighton Partnership Agreement.

           SHOWBOAT LEIGHTON PARTNERSHIP AGREEMENT means the partnership agreement between SAL and Leighton which has a commencement date of 22 April 1994.

           STAR CITY means Star City Holdings Limited (ACN 064 054 431).

           STAR CITY CASINO means the casino complex owned (whether directly or indirectly) by Star City.

           SUBSIDIARY has the meaning given by the Corporations Law.

           TAX means any income tax, capital gains tax, recoupment tax, land tax, sales tax, payroll tax, fringe benefit tax, group tax, withholding tax, municipal rates, stamp duties and other charges, levies and impositions, assessed or charged, or assessable or chargeable, by or payable to any governmental taxation or excise authority and includes any additional tax, interest, penalty, charge, fee or other amount imposed or made on or in relation to a failure to file a relevant return or to pay a relevant tax.

           TAX ACT means the Income Tax Assessment Act 1936 or the Income Tax Assessment Act 1997 or both the Income Tax Assessment Act 1936 and the Income Tax Assessment Act 1997, as appropriate.

           WARRANTIES means the representations, warranties, undertakings and other obligations of SAL of whatever kind contained in this Agreement (including, without limitation, those set out in Schedule 1).

           $ means Australian dollars.

1.2        Interpretation

           Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

           (a)         The singular includes the plural and conversely.

           (b)         A gender includes all genders.

           (c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

           (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

           (e) A reference to an agreement or document (including, without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced except to the extent prohibited by this Agreement or that other agreement or document.

           (f) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

           (g) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

1.3        Consents or Approvals

           If the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion.

2.         SALE AND PURCHASE

2.1 SAL agrees to sell to the Purchaser and the Purchaser agrees to buy from SAL:

           (a)         the Casino Management Interests; and

           (b)         the Shares,

           free from all Security Interests.

3.         PRICE AND PAYMENT

3.1 The Purchase Price for the Casino Management Interests and the Shares is $204 million to be paid on the Completion Date.

3.2 On the Final Payment Date, the Purchase Price Adjustment Amount must be paid as follows:

           (a) the Purchaser pays to SAL the amount (if any) by which the Completion Statement of Residual Management Agreement Net Assets shows a balance in excess of zero; or

           (b) SAL pays to the Purchaser the amount (if any) by which the Completion Statement of Residual Management Agreement Net Assets shows a balance less than zero.

4.         COMPLETION ACCOUNTS

4.1 As soon as reasonably practicable, and in any case within 20 business days after the Completion Date, SAL must prepare and provide to the Auditor drafts of:

           (a) a consolidated statement showing the aggregate of SAL's 85% interest in the net assets of SCM and the Showboat Leighton Partnership as at the Completion Date prepared in accordance with accounting principles and practices generally accepted in Australia, the Corporations Law and all other applicable statutes and regulations (except that all assets shall be valued at the lower of cost and net realisable value). (This is the draft Completion Statement of Net Assets); and

           (b) a consolidated statement showing the aggregate of SAL's 85% interest in the net assets of SCM and the Showboat Leighton Partnership excluding the book value of the asset pertaining to the entitlement to management fees payable by Sydney Harbour Casino Pty Ltd under Clause 12.1 of the Management Agreement as at the Completion Date prepared in accordance with accounting principles and practices generally accepted in Australia, the Corporations Law and all other applicable statutes and regulations (except that all assets shall be valued at the lower of cost and net realisable value). (This is the draft Completion Statement of Residual Management Agreement Net Assets.)

4.2 SAL and the Purchaser must jointly instruct the Auditor to prepare and deliver to each of them within 15 business days after provision of the draft statements referred to in Clause 4.1:

           (a)        an audited Completion Statement of Net Assets;

           (b) an audited Completion Statement of Residual Management Agreement Net Assets; and

           (c)        an Auditor's Report in the form set out in Schedule 2.

4.3        SAL must:

           (a) provide the Auditor full access to the books and records of SAL, SCM and the Showboat Leighton Partnership to enable the Auditor to prepare the audited statements referred to in Clause 4.2 (the audited statements); and

           (b) provide the Auditor full access to the working papers used in preparing the draft statements referred to in Clause 4.1.

4.4 SAL and the Purchaser must confer and use their best endeavours to agree on the Audited Statements within five business days after they are provided to SAL and the Purchaser by the Auditor in accordance with Clause 4.2.

4.5 If the contents of the Audited Statements are agreed between SAL and the Purchaser, the Audited Statements will be final and binding on the parties, and will constitute the Completion Accounts.

4.6 If SAL and the Purchaser do not agree on the value of an item in the Audited Statements within the period referred to in Clause 4.4, SAL and the Purchaser must within five days after the end of that period refer the matter to the Independent Auditor for determination in accordance with Clause 4.7.

4.7        (a)        In referring a matter to the Independent Auditor for
                      determination under this Agreement, the parties must instruct the Independent Auditor to complete the determination within 14 business days of the referral.

           (b) SAL must provide the Independent Auditor full access to its books and records, and the books and records of SCM and the Showboat Leighton Partnership, and any information required by the Independent Auditor to complete any determination under this Agreement.

           (c) Each party is entitled to make submissions to the Independent Auditor in respect of any determination under this Agreement.

           (d) The Independent Auditor's written determination of any matter referred to it under this Agreement is final and binding on the parties and, where applicable, must be incorporated in the Completion Accounts promptly after the determination is made.

           (e) In making a determination the Independent Auditor acts as an expert not as an arbitrator.

           (f) The costs of the Independent Auditor shall be borne by the parties equally.

4.8 All payments required to be made under this Agreement must be tendered either in cash or by a draft or cheque drawn by a bank as defined in the Banking Act of the Commonwealth of Australia or by such other method of payment agreed by the parties.

5.         WARRANTIES

5.1 SAL represents and warrants to the Purchaser that to the best of its knowledge and belief after making due enquiries (except as set out in the disclosure statement referred to in Clause 8.1 of the Master Agreement) each statement in Schedule 1 is true and correct.

5.2        Each Warranty:

           (a) remains in full force and effect after the Completion Date despite Completion; and

           (b) is given as at the date of this Agreement and as at the time immediately before Completion.

5.3 Subject to Clauses 5.4 to 5.11, SAL indemnifies the Purchaser against all Liabilities (other than to the extent that they are due to any negligence or default of T) that may be incurred by the Purchaser as a result (directly or indirectly) of a breach of any Warranty.

5.4 Subject to Clause 5.5 to 5.11, SAL indemnifies the Purchaser against any loss that the Purchaser may suffer by reason of any liability of the Purchaser or SCM to Tax that may be assessed against or levied on the Purchaser or SCM with respect to:

           (a) any income (including capital gains) earned or derived or deemed to have been earned or derived by SAL or SCM at any time prior to the Completion Date or that may be assessed or levied as a result of any transaction, act, matter or thing which took place or happened on or before the Completion Date;

           (b) any payments made in relation to persons working for SAL or SCM prior to the Completion Date;

           (c) any stamp duties payable in respect of any agreement, deed, other document or transaction entered into prior to Completion to which SAL or SCM is or has been a party or by which SAL or SCM derives, has derived or will derive a substantial benefit;

           (d) any liability for Tax from which SAL, SCM, the Showboat Leighton Partnership or SAL may have obtained relief (whether by way of deferred capital gains tax or otherwise) which has or will become payable as a result of entry into this Agreement; and

           (e) any liability to any current or former Related Body Corporate of SAL or SCM (including H) as a result of any tax loss transferred by SAL or SCM to that current or former Related Body Corporate prior to the Completion Date being disallowed, in whole or in part, but only to the amount of the excess over the amount of any relevant provision for them in the Completion Statement of Residual Management Agreement Net Assets.

5.5 SAL is not obliged to pay any amount under Clause 5.4 unless the Purchaser, within 60 days after receipt by the Purchaser or SCM or the Showboat Leighton Partnership of the relevant assessment from the taxation authority, gives to SAL notice of the claim on the indemnity and a copy of the relevant parts of that assessment.

5.6        Where:

           (a)        notice is given in accordance with Clause 5.5;

           (b) SAL proposes to dispute on behalf of the SCM, the Showboat Leighton Partnership or the Purchaser (as the case may be) the assessment; and

           (c) payment of the assessment is required in order to dispute the assessment,

           SAL must pay the amount of the assessment.

5.7        Where:

           (a)        notice is given in accordance with Clause 5.5;

           (b) SAL, within 30 days after receiving notice in accordance with Clause 5.5, gives the Purchaser notice that SAL proposes to dispute on behalf of SCM or the Showboat Leighton Partnership or the Purchaser (as the case may be) the assessment; and

           (c)        SAL has complied with Clause 5.6,

           the Purchaser shall take such action as SAL may reasonably request (by notice to the Purchaser) to object to, appeal against or settle the assessment, if SAL bears all the costs and expenses of taking such actions (including, without limitation, the costs to the Purchaser, SCM or the Showboat Leighton Partnership (as the case may be) involved in engaging its staff in the matter).

5.8 Where a payment has been made by SAL under Clause 5.6 and the matter in respect of which the payment is made is ultimately resolved in favour of SAL, SCM or the Showboat Leighton Partnership, the Purchaser shall cause SCM or the Showboat Leighton Partnership (as the case may be), following receipt of the money from the relevant taxation authority, to pay an equivalent amount to SAL.

5.9 SAL has the right to be actively involved in any Tax audit conducted by the Australian Taxation Office concerning SCM or the Showboat Leighton Partnership insofar as the audit relates to any period or periods prior to the Completion Date.

5.10 The liability of SAL to the Purchaser under this Clause 5 and of H under Clause 9 includes costs and expenses and direct loss suffered (and, in respect of SCM or the Showboat Leighton Partnership, is restricted to SAL's 85% interest) but does not include consequential damage.

5.11 The Purchaser and T may not commence any claim in respect of any breach of any representation or warranty (other than in respect of Tax) more than two years after the date of this Agreement.

6.         COMPLETION

6.1 Completion of the sale and purchase of the Casino Management Interests and the Shares will take place on the Completion Date at [#].

6.2 On the Completion Date SAL must deliver to the Purchaser all such documents, agreements, assignments, instruments of transfer or conveyance to transfer and assign the Casino Management Interests to the Purchaser.

6.3 On the Completion Date SAL must (subject to any necessary Casino Control Authority approval):

           (a) ensure that a duly convened board meeting of SCM is held at which a quorum of directors is present and acting throughout at which:

                       (i) persons nominated by the Purchaser by notice to SAL are appointed as directors of SCM, subject to the receipt of signed consents to act;

                       (ii) persons nominated by the Purchaser by notice to SAL are appointed as the secretaries and public officers of SCM, subject to the receipt of signed consents to act;

                       (iii) persons nominated by the Purchaser by notice to SAL resign as directors, secretaries and public officers of SCM; and

                       (iv) the transfer of the Shares to the Purchaser (subject to the payment of stamp duty on the instruments of transfer which must be borne by the Purchaser), the cancellation of the existing share certificate for the Shares and the sealing and delivery by SCM to the Purchaser of a new share certificate for the Shares in the name of the Purchaser are each approved;

           (b) deliver to (or at the direction of) the Purchaser the minute books, statutory books and registers (all in good order and fully and accurately entered up as at the Completion Date in accordance with all relevant statutory requirements), books of account, trading and financial records, copies of taxation returns and other documents and papers, and any common seal, duplicate seal or official seal, of SCM; and

           (c) deliver to the Purchaser executed instruments of transfer of the Shares in favour of the Purchaser together with the share certificates relating to the Shares.

6.4 On the Completion Date and subject to the due performance by SAL of the obligations on its part to be performed under Clauses 6.2 and 6.3 the Purchaser will pay the Purchase Price to SAL.

7.         COMPLETION OF PRE-COMPLETION EVENTS

7.1 Not later than twenty-one business days after completion under the Share Sale Agreement (Star City), H must ensure that SCM and the Showboat Leighton Partnership dispose of all Non Management Agreement Assets and repay in full, or otherwise settle or extinguish, all Non Management Agreement Liabilities and, on the requirements of this Clause being met, H must immediately certify that to T in writing.

7.2 SAL will ensure that as at the Completion Date SCM will hold an amount of Cash equal to the Residual Cash Amount.

7.3 H undertakes that to the extent that there is at the date of this Agreement any agreement or arrangement between SAL, SCM or the Showboat Leighton Partnership and H or any Related Body Corporate or affiliate of H pursuant to which SAL, SCM or the Showboat Leighton Partnership is required or obliged to pay any amount to H or its Related Bodies Corporate or affiliates, then H will terminate, or procure the termination of, any such agreement or arrangement prior to the Completion Date so that as at the Completion Date neither SAL, SCM nor the Showboat Leighton Partnership will have any liability or ongoing obligation to H or its Related Bodies Corporate or affiliates in connection with or in relation to the Casino Complex Management Agreement, the provision of any services, the operations of the Star City Casino or otherwise, and H will indemnify the Purchaser, SAL, SCM and the Showboat Leighton Partnership in respect of any liability incurred or loss or damage suffered as a result of any breach of this covenant.

8.         INFORMATION, TECHNOLOGY AND INTELLECTUAL PROPERTY

           H acknowledges that it has supplied to, amongst others, SAL, Star City, the Showboat Leighton Partnership and SCM certain information, technology, know how and other Intellectual Property which is used or has been used by them in or in connection with the operations of Star City Casino or the Casino Management Rights. H grants to the Purchaser and its Related Bodies Corporate, SCM, Star City, the Showboat Leighton Partnership and any other person who may presently use or have available to it the information, technology, know how and other Intellectual Property referred to above a non-exclusive royalty free licence in perpetuity to use all the information, technology, know how and other Intellectual Property in or in connection with the operations of Star City Casino or the Casino Management Rights, so that the Purchaser, SCM, Star City, the Showboat Leighton Partnership and any such other person may continue after the Completion Date to use such information, technology, know how and other Intellectual Property in the same manner as it had done at any time before the Completion Date. H will use its reasonable endeavours to ensure that the key executives engaged in connection with the operations of Star City Casino or the Casino Management Rights continue to be engaged in those operations after the Completion

9.         TERMINATION

9.1 The obligation of the Purchaser to complete the purchase of the Casino Management Interests and the Shares is subject to the conditions that:

           (a) each of the Warranties is true and correct as at the Completion Date, with the same force and effect as if made on the Completion Date. This condition may be waived by the Purchaser at its discretion but a waiver is not a waiver of any rights or remedies that it may have against SAL by reason of any breach of Clause 5.1; and

           (b) no disclosure or disclosures made to the Purchaser under this Agreement, singularly or in the aggregate, reveals any circumstance which has had, has or will have a materially adverse effect on the business of the Showboat Leighton Partnership, SCM or Star City. This condition may be waived by the Purchaser at its discretion.

           If condition (a) above is not satisfied or the circumstance described in condition (b) above is revealed, the Purchaser may terminate this Agreement by notice to SAL. If the Purchaser terminates this Agreement, no party has any further liability to any other party under this Agreement except that the termination will not prejudice any rights or remedies that the Purchaser may have against SAL by reason of any breach of Clause 5.1.

10.        GUARANTEE by H

10.1 In consideration of T entering into this Agreement at the request of H, H:

           (a) unconditionally and irrevocably guarantees to the Purchaser on demand the due and punctual performance by SAL of all its obligations under this Agreement; and

           (b) separately indemnifies the Purchaser against any Liabilities (other than to the extent they are due to any negligence or default of T) which may be incurred or sustained by the Purchaser in connection with any default or delay by SAL in the due and punctual performance of any of its obligations under this Agreement.

10.2 The liability of H under this Clause is not affected by any act, omission or thing which, but for this provision, might in any way operate to release or otherwise exonerate or discharge H from any of its obligations including (without limitation) the grant to SAL or any other person of any time, waiver or other indulgence, or the discharge or release of SAL or any other person from any obligation.

10.3       This Clause:

           (a) extends to cover this Agreement as amended, varied or replaced, whether with or without the consent of H; and

           (b) is a continuing guarantee and indemnity and, despite Completion, remains in full force and effect for so long as SAL has any liability or obligation to the Purchaser under this Agreement and until all of those liabilities or obligations have been fully discharged.

11.        GUARANTEE by T

11.1 In consideration of H entering into this Agreement at the request of T, T:

           (a) unconditionally and irrevocably guarantees to SAL on demand the due and punctual performance by the Purchaser of all its obligations under this Agreement; and

           (b) separately indemnifies the Purchaser against any Liabilities (other than to the extent they are due to any negligence or default of H) which may be incurred or sustained by SAL in connection with any default or delay by the Purchaser in the due and punctual performance of any of its obligations under this Agreement.

11.2 The liability of T under this Clause is not affected by any act, omission or thing which, but for this provision, might in any way operate to release or otherwise exonerate or discharge T from any of its obligations including (without limitation) the grant to the Purchaser or any other person of any time, waiver or other indulgence, or the discharge or release of the Purchaser or any other person from any obligation.

11.3 This Clause is a continuing guarantee and indemnity and, despite Completion, remains in full force and effect for so long as the Purchaser has any liability or obligation to SAL under this Agreement and until all of those liabilities or obligations have been fully discharged.

12.        COSTS

           Each party must bear its own costs arising out of the negotiation, preparation and execution of this Agreement. All stamp duty (including fines, penalties and interest) which may be payable on or in connection with this Agreement and any instrument executed under this Agreement must be borne by the Purchaser.

13.        MERGER

           The rights and obligations of the parties do not merge on the completion of any transaction contemplated by this Agreement. They survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

14.        ASSIGNMENT

           The rights and obligations of each party under this Agreement are personal. They cannot be assigned, encumbered or otherwise dealt with and no party may attempt, or purport, to do so without the prior written consent of all parties.

15.        FURTHER ASSURANCES

           Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.

16.        ENTIRE AGREEMENT

           This Agreement and the Master Agreement contain the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings between the parties in connection with it.

17.        WAIVER

           No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

18.        NOTICES

           Any notice, demand, consent or other communication (a NOTICE) given or made under this Agreement:

           (a) must be in writing and signed by a person duly authorised by the sender;

           (b) must be delivered to the intended recipient by prepaid post (if posted to an address in another country, by registered airmail) or by hand or fax to the address or fax number below or the address or fax number last notified by the intended recipient to the sender:

                      (i)    to the Purchaser: [#]
                                               Attention:    [#]
                                               Fax No:       [#]

                      (ii)         to SAL:     [#]
                                               Attention:    [#]
                                               Fax No:       [#]

                      (iii)        to H:       [#]
                                               Attention:    [#]
                                               Fax No:       [#]

                      (iv)         to T:       [#]
                                               Attention:    [#]
                                               Fax No:       [#]

           (c)        is taken to be duly given or made:

                      (i)        in the case of delivery in person, when
                                 delivered;

                      (ii) in the case of delivery by post two business days after the date of posting (if posted to an address in the same country) or seven business days after the date of posting (if posted to an address in another country);

                      (iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages and the correct destination fax machine number and indicating that the transmission had been made without error, but if the result is that a Notice would be taken to be given or made on a day which is not a business day in the place to which the Notice is sent or is later than 4.00pm (local time) it is taken to have been duly given or made at the commencement of business on the next business day in that place.

19.        GOVERNING LAW

           This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there in connection with matters concerning this Agreement.

20.        COUNTERPARTS

           This Agreement may be executed in any number of counterparts. All counterparts are taken to constitute one instrument.

                                   SCHEDULE 1
--------------------------------------------------------------------------------

                                   Warranties


Ownership of the Casino Management Interests

1          SAL:

           (a) is the legal and beneficial owner of the Casino Management Interests free from all Security Interests; and

           (b) has full power and authority to transfer to the Purchaser good legal and equitable title to the Casino Management Interests free from all Security Interests.

Ownership of the Shares

2.         SAL:

           (a) is the legal and beneficial owner of the Shares free from all Security Interests; and

           (b) has full power and authority to transfer to the Purchaser good legal and equitable title to the Shares free from all Security Interests.

Shares

3. There are no outstanding subscription agreements, options, rights or other analogous entitlements of any description to acquire from SCM any unissued shares or stock of any class of SCM, or any securities convertible into or exchangeable for or which otherwise confer on the holder of it any right (whether or not upon the happening of any contingency or after any lapse of time and whether or not upon the payment or delivery of any consideration) to acquire any unissued shares or stock of any class of SCM nor is SCM committed to grant or issue any such option, right or security.

4. The Shares are the only issued shares in the capital of SCM other than 15 shares held by Leighton, and represent 85% of the issued shares in SCM.

5. Neither the entry by SAL into this Agreement nor the performance by SAL of any of its terms give rise to any rights or claims of any description by Leighton or any other person on the basis of any claim of a right of pre-emption, first right of refusal or other right in respect of the Shares.

Authorisations - Showboat Leighton Partnership and SCM

6. The Showboat Leighton Partnership and SCM have all material Authorisations required to conduct their respective businesses and have paid all fees due in relation to them and complied in all material respects with all conditions under them.

7. There is no factor which might materially prejudice the continuance or renewal of any Authorisation required under Warranty 6.

Management Agreement

8. Neither SCM, SAL nor the Showboat Leighton Partnership nor any other party is in breach of the Management Agreement nor is SAL, after due enquiry, aware of any impending or threatened breach by any party and the Management Agreement is valid and legally enforceable in accordance with its terms.

9. Without limiting Warranty 8, the Management Agreement is not subject to termination or renegotiation or otherwise prejudicial materially as a result of the assignment of the Casino Management Interests or the change in ownership or control of SCM or other action required or contemplated by this Agreement.

10. Neither the entry by SAL into this Agreement nor the performance by SAL of any of its terms give rise to any rights or claims of any description by Leighton or any other person on the basis of any claim of a right of pre-emption, first right of refusal or other right in respect of the Casino Management Interests.

Showboat Leighton Partnership

11. SAL is not, after due enquiry, aware of any actual, impending or threatened breach of any agreement constituting or affecting the Showboat Leighton Partnership.

Casino Control Authority

12. Each of SAL, the Showboat Leighton Partnership and SCM is in compliance with each of its obligations to the Casino Control Authority whether arising under the Casino Control Act, any agreement or any other legislation and neither SAL, the Showboat Leighton Partnership nor SCM is aware of any fact or circumstance which may lead to a claim that any of them is in breach of the Casino Control Act, any agreement or other legislation.

Proposals

13. SAL is not aware nor should it reasonably be aware of any proposals of any Governmental Agency (including the Casino Control Authority) not in the public arena, the implementation of which (whether by force of law or voluntarily) might adversely affect Star City, SCM or the Showboat Leighton Partnership.

Permanent establishments outside Australia

14. SCM does not have a permanent establishment (as that expression is defined in any applicable double taxation convention) outside Australia.

Subsidiaries

15. SCM does not control any entity. SCM is not a member of a partnership or other unincorporated association. In this warranty CONTROL of an entity means control of the entity within the meaning of the accounting standards made for the purposes of section 295(2)(d) of the Corporations Law.

Financial Accounts

16. The Financial Accounts have been prepared in accordance with accounting principles and practices generally accepted in Australia and comply with the requirements of the Corporations Law and all other applicable statutes and regulations.

17. The balance sheet appearing in the Financial Accounts:

           (a) discloses a true and fair view of the state of affairs of SCM and the Showboat Leighton Partnership (as the case may be) as at the Balance Date;

           (b)        is true and accurate in all material respects;

           (c) includes adequate reserves or provisions for all liabilities of SCM and the Showboat Leighton Partnership (as the case may be) (including Tax Liabilities) as at the Balance Date.

18. There are no loans, guarantees, indemnities, undertakings, mortgages, charges, debentures, leases or other encumbrances or unusual liabilities (including contingent liabilities) which have been given or made or incurred by or assigned to or vested in or are outstanding on behalf of SCM or the Showboat Leighton Partnership other than as disclosed or taken into account in the Financial Accounts.

19. The Financial Accounts contain fully adequate provisions for holiday pay, sick leave and long service leave in amounts which are at least equal to the accrued legal liability of SCM or the Showboat Leighton Partnership as at the Balance Date.

20. The profit and loss accounts appearing in the Financial Accounts disclose a true and fair view of the profit or loss of SCM and the Showboat Leighton Partnership for the period covered in those accounts and is true and accurate in all material respects.

Completion Accounts

21. To the date of the Completion Accounts, there has been no change in the total amount of the Liabilities or the trading position, profitability or financial condition of SCM or the Showboat Leighton Partnership from that set forth in the Financial Accounts except changes in the ordinary course of business.

21A.       (a)        The Company has not been nor will it be;

           (b) Neither the Showboat Leighton Partnership nor SCM has been;

           (c) Neither the Showboat Leighton Partnership nor SCM will be (to the extent it is within the reasonable control of SAL or the Vendor),

           materially and adversely affected by any act, event or circumstance, whether covered by insurance or not and except for the changes required to be made under Clause 7 of this Agreement.

22. The Completion Accounts have been prepared in accordance with the accounting principles and practices generally accepted in Australia and comply with the requirements of the Corporations Law and all other applicable statutes and regulations and the accounting principles and practices determined by the Auditor or, in the event H disagrees with these accounting principles and practices when established, by the Independent Auditor.

23.        The Completion Accounts:

           (a) disclose a true and fair view of the state of affairs of SCM and the Showboat Leighton Partnership as at the date to which they are made up;

           (b)        are true and correct in all material respects;

           (c) include adequate reserves or provisions for all liabilities (including Tax Liabilities) of SCM and the Showboat Leighton Partnership as at that date.

24. SAL has ensured that there is sufficient Cash held by SCM as at the Completion Date to satisfy the aggregate amount of any Tax (whether capital gains tax or otherwise) payable but unpaid by SCM as a result of the disposal of the Non Management Agreement Assets as required by Clause 7.1 of this Agreement. Any Cash (net of any receivables appearing in the Completion Statement of Residual Management Agreement Net Assets) held by SCM shall be invested by SCM with any interest accruing to the benefit of H on the following terms:

           (a) the Cash shall be invested with a trading bank or other agreed financial institution of up to 90 day call; and

           (b) all interest thereon (net of any Tax) will accrue to H and be paid to H on demand.

25. The Completion Accounts contain fully adequate provisions for holiday pay, sick leave and long service leave in amounts which are at least equal to the accrued legal liability of SCM and the Showboat Leighton Partnership as at the Completion Date.

26. Except to the extent of the amounts provided in the Completion Accounts, neither SCM nor the Showboat Leighton Partnership is under, nor will it assume prior to the Completion Date, any liability to any person for any pension, lump sum retiring allowance or redundancy payment or any liability with respect to holiday, long service or sick leave entitlement.

27. As at the Completion Date, neither SCM nor the Showboat Leighton Partnership has any Non Management Agreement Assets or Non Management Agreement Liabilities.

Taxation

28. All Tax returns required by law to be lodged or filed by SCM or the Showboat Leighton Partnership have been duly lodged or filed and fully and accurately completed and each deduction, rebate or credit claimed in them has been properly claimed and is duly allowable.

29. All Taxes (other than those which may still be paid without penalty or interest) on or payable by SCM or the Showboat Leighton Partnership have been paid or adequate provisions, reserves or accruals for their payment (whether or not assessed) have been made or provided for in the balance sheet appearing in the Financial Accounts.

30. There are no outstanding disputes or Tax audits by or with or threatened by the Commissioner of Taxation or any other authority or instrumentality or officer concerning the liability of SCM or the Showboat Leighton Partnership to any Tax.

31. SCM has not paid any dividend:

           (a) in respect of which the required franking amount (as provided for in section 160AQE of the Tax Act) has exceeded the franked amount (as defined in section 160APA of the Tax Act) of the dividend; or

           (b) which has been franked in excess of the required franking amount which would result in SAL or SCM being liable to pay franking deficit tax as provided for in section 160AQJ of the Tax Act or additional tax under section 160ARX of the Tax Act.

32. No asset revaluation dividend (as defined in section 46E(1) of the Tax Act) has at any time been paid to SCM.

33. SCM and the Showboat Leighton Partnership has complied with the requirements of all legislation imposing Taxes in respect of the retention of records and those records can be reconciled to the returns lodged by SCM and the Showboat Leighton Partnership. In particular, but without limitation, each of SCM and the Showboat Leighton Partnership:

           (a)        has complied with section 262A and 160ZZU of the Tax Act;

           (b) has retained duly prepared and executed election notices required to be prepared under the Tax Act, has retained duly completed and executed declarations required for the purpose of ascertaining their liability to fringe benefits tax; and

           (c) has retained accurate records of franking credits and franking debits in respect of its current and prior accounting periods.

Legal Proceedings

34.        (a)        There is no suit, cause of action, proceeding,
                      application, arbitration, claim or investigation current, pending, threatened or in prospect against SAL, SCM and the Showboat Leighton Partnership and in particular there is no outstanding product liability or workers' compensation claim.

           (b) No resolution has been passed for the winding up of SAL or SCM.

           (c) No resolution has been passed for the appointment of an administrator to SAL or SCM.

           (d)        There is no unsatisfied judgment against SAL or SCM.

           (e) There are no facts, matters or circumstances which give any person the right to apply to wind up SAL or SCM or to appoint a controller within the meaning of section 9 of the Corporations Law or an administrator or an inspector under the Corporations Law in respect of SAL or SCM or any part of its undertaking or assets or income.

Agreements and Arrangements

35. Neither SAL, SCM nor the Showboat Leighton Partnership has sold, transferred, assigned, created a Security Interest over, declared itself a trustee of, parted with the benefit of or otherwise disposed of the Casino Management Rights (or any interest in them or any part of them) including without limitation by agreeing to pay, assign, transfer or otherwise dispose of its right to management fees payable under the Management Agreement, except for the Security Interest created by the Commonwealth Bank over assets of the Showboat Leighton Partnership under the primary finance facility provided by the Commonwealth Bank to Star City and the trust relationship between Leighton and National Mutual Limited.

Related party transactions

36. At Completion, there will be no outstanding contracts or transactions between SCM or the Showboat Leighton Partnership and H or any Related Body Corporate of H.

37. Pursuant to the Casino Complex Management Agreement, the Showboat Leighton Partnership will receive during each Fiscal Year of the Operating Term (as defined in the Casino Complex Management Agreement) net income equal to the Management Fee prescribed in Clause 12.1 of the Casino Complex Management Agreement, and all costs or expenses incurred by SAL, SCM or the Showboat Leighton Partnership are capable of being charged back to, and will be reimbursed by, Star City or its Subsidiaries and neither SAL, SCM nor the Showboat Leighton Partnership has or will have at the Completion Date any ongoing liability or obligation to make any payment to H or its Related Bodies Corporate or affiliates (or to any other person other than in the ordinary course of business) in connection with or related to the Casino Complex Management Agreement, the provision of any services, the operations of the Star City Casino or otherwise.

                                   SCHEDULE 2
--------------------------------------------------------------------------------

                            Form of Auditor's Report
                                  (Clause 4.2)

EXECUTED as an Agreement.


[Each attorney executing this [#] Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.]

NOTE: INSERT THE APPROPRIATE EXECUTION CLAUSES.

                                  ATTACHMENT D
--------------------------------------------------------------------------------


                            Casino Services Agreement

                                        T


                                       and


                                        H



                           ---------------------------
                            CASINO SERVICES AGREEMENT
                           ---------------------------


                          Arthur Robinson & Hedderwicks
                                    Melbourne
                                 Tel: 9614 1011

                            CASINO SERVICES AGREEMENT
--------------------------------------------------------------------------------


THIS AGREEMENT is made on                       1999 between:

1.         T (ACN           ) of [                 ] (T); and

2.         H of [                       ] (H).


RECITALS

A. H currently provides, or makes available, services, information, technology and Intellectual Property for use in connection with the operations of Star City Casino.

B. This Agreement is entered into in accordance with Clause 5 of the Master Agreement. The objective of this Agreement is that, in consideration for the services fee, T will gain access to the knowledge and experience of H in operating casinos for use in the future management of the operations of Star City. This Agreement will in particular provide T with a mechanism to benchmark all aspects of Star City's operations against H's hotel and casino properties, in the areas of financial controls, human resource management and casino and hotel operations.


IT IS AGREED as follows:

1.         DEFINITIONS AND INTERPRETATION

1.1        Master Agreement Definitions to Apply

           Subject to Clause 1.2, words and expressions which are defined in the Master Agreement have the same meaning in this Agreement.

1.2        Defined Terms

           ADVISORY COMMITTEE means the committee established under Clause 4.1.

           COMMENCEMENT DATE means the date of this Agreement.

           CONFIDENTIAL INFORMATION means information of one party (the Disclosing Party) or its subsidiaries which is disclosed to or observed by the other party (the Receiving Party) or its subsidiaries in the course of performing this Agreement and which is regarded by the Disclosing Party as confidential and which includes (but is not limited to) information relating to technology and processes used or developed by the Disclosing Party, and trade secrets and know-how and information of a commercially sensitive nature, but does not include any information which:

           (a) at the time of the first disclosure to or observation by the Receiving Party, was already in the lawful possession of the Receiving Party;

           (b) is in or comes into the public domain otherwise than by disclosure in breach of the terms of this Agreement; or

           (c) becomes available to the Receiving Party from any other source provided that it was not acquired directly or indirectly from the Disclosing Party.

           DEFINED OPERATIONS means any of H's casino businesses and locations including any attached hotel or other ancillary activity located in Las Vegas, Nevada, Lake Tahoe, Nevada, Atlantic City, New Jersey, East Chicago, Indiana, Shreveport, Louisiana and North Kansas City, Missouri and, subject to agreement with H, any of H's other Operations.

           INTELLECTUAL PROPERTY means any industrial or intellectual property whether protectable by statute, at common law or in equity, including all copyright, moral rights (and similar rights), inventions, patents, designs (whether or not registrable), registered and unregistered trademarks, circuit layout designs, rights in relation to circuit layouts, trade secrets and know-how.

           MASTER AGREEMENT means the agreement dated [ ] between T and H.

           OPERATIONS means any of H's casino businesses and locations including any attached hotel or other ancillary activity.

           SERVICES means advice, consultation and rights to inspection in respect of all the operational know-how, methodology and technology which H or any of its subsidiaries currently uses in Star City or any of its Defined Operations or other businesses including but not limited to:

           (a) "Gold Card" Player tracking system and data base methodology;

           (b) gaming machine, table game and other casino games design including rules of play, game denomination, pricing and payment patterns;

           (c) systems for measuring and monitoring and recording speed of play, rating of players, dealers and supervisors;

           (d) systems for measurement and optimisation of gaming machine and table game and other casino game performance and profitability;

           (e) accounting systems, audit manuals and internal control methodology systems and procedures;

           (f) customer rating, marketing and complimentary reward programs (including for premium, VIP and international premium and VIP players);

           (g) security and surveillance technology systems and procedures;

           (h) hotel car park and food and beverage yield management systems;

           (i) human resources policies not limited to employee remuneration, training, recruitment and organisational structures; and

           (j) provision of H employees for the Advisory Committee as described in Clause 4, access to information technology and intellectual property as described in Clause 5, access to Goods and Services as described in Clause 8 and rights of inspection as contained in Clause 9.

           YEAR means each consecutive period of twelve months, with the first such period commencing on the Commencement Date.

1.3        Master Agreement Interpretation Provisions to Apply

           The provisions of Clauses 1.2 and 1.3 of the Master Agreement apply, mutatis mutandis, in the interpretation of this Agreement.

2.         PROVISION OF SERVICES

           On execution of this Agreement, as requested by T, H must provide for the use of T, SAL, SCM and Star City, Services as set out in and, where applicable, in accordance with procedures in this Agreement and in particular as described in Clauses 4, 5, 6, 8 and 9. The provision must be for a period commencing on the Commencement Date and expiring on the earlier of three Years after that date or the termination of this Agreement under Clause 10 (whichever occurs first). H is not obligated to provide Services to the extent the provision of the Services requires H to procure the Services from a third party (not being a company controlled by H).

3.         SERVICES FEE

3.1 In consideration for the provision of the Services in accordance with this Agreement, T must pay to H in respect of each Year a services fee payable quarterly in arrears within one month after the end of each quarter.

3.2 The services fee applicable in respect of each Year will be either $7 million or $10 million, the fee applicable being dependent on T's election at the beginning of each Year to a minimum level of Services or to a maximum level of Services as set out in Clauses 4 and 9. The $7 million fee applies to the minimum level of Services and the $10 million fee applies to the maximum level of Services.

4.         ADVISORY COMMITTEE

4.1 As soon as practicable after the Commencement Date, the parties must establish a committee (the Advisory Committee) which will have the function of reviewing the operations of Star City Casino and must meet for that purpose up to three times per year (minimum level of Service) or if requested by T up to five times per year (maximum level of Service).

4.2 As requested by T, H must appoint three persons as members of the Advisory Committee (minimum level of Services) or, as requested by T, up to five members (maximum level of Services). The persons appointed as members will be as requested by T and agreed by H. With the permission of or as requested by T, may from time to time remove any member so appointed and appoint another person in his or her place, except that:

           (a) a person may only be appointed to the Advisory Committee by a party where that person is a senior manager employed by that party; and

           (b) all of the persons who are appointed by a party as members of the Advisory Committee at any one time must have between them extensive experience in or knowledge of casino operations including but not limited to management, finance, human resources and marketing.

4.3 The parties acknowledge that the principal objectives of the Advisory Committee are:

           (a) to enable the members appointed by H to provide to the members appointed by T the expertise, knowledge and know-how of H and its subsidiaries in relation to casino and hotel operations and finance and human resources in the context of such operations for the purposes of the operations of Star City Casino; and

           (b) to enable T to benchmark all aspects of the operations of Star City Casino against the Defined Operations.

4.4 H must provide such support and resources as is necessary to enable the members appointed by it to the Advisory Committee to fulfil the objectives of the Advisory Committee, including in particular the objectives referred to in Clause 4.3.

4.5 Meetings of the Advisory Committee must be held at such locations as are notified by T from time to time and members of the Advisory Committee shall meet in person or by telephone. No meeting of the Advisory Committee is to exceed three days in duration.

4.6 One of the H appointed members of the Advisory Committee, as nominated by T, must act as the nominated point of contact for all matters pertaining to the operation of this Agreement.

4.7 Meetings of the Advisory Committee must be convened in accordance with this Agreement by a member appointed by T.

5.         INFORMATION

           During the term of this Agreement H must, on being given reasonable notice by T, make available for inspection (and copying as agreed by H) by T (at the Defined Operations) all documents and other records as are necessary to access the Services in relation to the operation of Star City. The right of T under this clause does not extend to customer lists, whether contained in data bases or otherwise (save to the extent it is necessary to understand customer tracking methodology), documents or records disclosure of which would breach obligations of confidence to third parties or require the consent of third parties, or which constitutes an unwarranted intrusion into H's affairs in the context of the intentions of the parties evidenced by this Agreement.

6.         LIBERTY TO T TO MERGE H INFORMATION WITH ITS OWN

           H agrees that T will be at liberty to merge and use any information supplied by it to T under Clause 5 with other information in the possession of T (principally for use in connection with the operation of Star City). The parties recognise that the merged information may be available for use by T in other T operations in either Australia and New Zealand or elsewhere (except that, during the currency of this Agreement, T requires H's consent to the use of merged information in T operations outside Australia and New Zealand).

7.         CONFIDENTIALITY

7.1 Each party in this Clause 7 (referred to as the Disclosing Party) undertakes not to disclose, or to allow the disclosure by its subsidiaries or their respective officers, employees, contractors or agents, or former subsidiaries or their respective officers, employees, contractors or agents bound by this Agreement of, Confidential Information of the other party or its subsidiaries, except with the prior written consent of the second-mentioned party.

7.2 Nothing in this Clause 7 prohibits the disclosure of Confidential Information by any Disclosing Party:

           (a)         to any Related Body Corporate of the Disclosing Party;

           (b) if and to the extent required pursuant to any necessarily applicable legislation or other legal requirement or pursuant to the rules or regulations of any recognised stock exchange which are applicable to the Disclosing Party or any Related Body Corporate of the Disclosing Party;

           (c) to employees, officers, agents, professional advisers (including legal advisers) and consultants of the Disclosing Party whose duties in relation to the Disclosing Party or under this Agreement necessarily require the disclosure; or

           (d) pursuant to a binding order of any court of competent jurisdiction or other competent authority.

7.3 The provisions of this Clause 7 survive and continue to bind the parties following the expiry or termination of this Agreement.

8.         SUPPLIERS OF GOODS AND SERVICES

8.1 T and H must work together to gain maximum economic benefit in relation to all purchases of Goods or Services for the mutual benefit of each party. If requested by T from time to time, H or any of its subsidiaries must:

           (a) use its reasonable endeavours to ensure that the suppliers of any Goods or Services which are purchased by them and reasonably requested by T will supply those Goods or Services for use in the operations of Star City Casino at the same prices as those charged to H or its subsidiaries; or

           (b) purchase such Goods or Services as T may reasonably request and on-sell them for use in the operations of Star City Casino at the same prices as those charged to H or its subsidiaries, adjusted only for taxes, duties and other direct costs incurred by H or its subsidiaries.

8.2 In this Clause 8, Goods or Services means all goods or services used or able to be used in the operations of Star City Casino and includes but is not limited to casino technology, gaming machine equipment, table game equipment and insurance.

9.         INSPECTION OF KNOW-HOW, METHODOLOGY AND TECHNOLOGY

9.1 On the provision of 15 days notice by T, H must permit three persons nominated by T, up to three times in any calendar year (minimum level of Services) and up to five times in any calendar year (maximum level of Services) for the purposes of meaningfully making benchmark comparisons against Star's operations, to inspect the Defined Operations. T's inspections cannot take place at times which are disruptive to H's Operations.

9.2 For the inspections notified under Clause 9.1, H must designate a contact person at each Defined Operation to be responsible for arranging and co-ordinating with T access to the Defined Operation and assistance in the inspection, including access to key management and documents. H must also assist T (as reasonably requested by T) to develop a plan of implementation of know-how, methodology and technology of H's Operations into Star City's Operations and to provide T with advice (as reasonably requested by T) on the implementation of the plan. H will have the benefit of any operational know-how, methodology and technology that T or any of its subsidiaries develops with the assistance of H during the term of this Agreement.

9.3 Additional to the periodic rights of inspection required by T, H must allow T general access by telephone to any key personnel in any of the Defined Operations following notification by T to the nominated point of contact for H (refer Clause 4.6). The access by telephone cannot take place at times which are disruptive to H's Operations.

10.        TERMINATION

10.1 Either party may terminate this Agreement immediately by notice to the other party if:

           (a) the other party commits a material breach of this Agreement and, if the breach is capable of being remedied, the other party fails to remedy the breach within seven days after being required in writing to do so;

           (b)        the other party:

                      (i) stops or suspends or threatens to stop or suspend payment of all or a class of its debts;

                      (ii) is insolvent within the meaning of section 95A of the Corporations Law;

                      (iii) must be presumed by a court to be insolvent by reason of section 459C(2) of the Corporations Law;

                      (iv) fails to comply with a statutory demand (within the meaning of section 459F(1) of the Corporations Law);

                      (v) has an administrator appointed over all or any of its assets or undertaking or any step preliminary to the appointment of an administrator is taken;

                      (vi) has a controller within the meaning of section 9 of the Corporations Law or similar officer appointed to all or any of its assets or undertaking; or

                      (vii) has an application or order made, proceedings commenced, a resolution passed or proposed in a notice of meeting, an application to a court made or other steps taken against or in respect of it (other than frivolous or vexatious applications, proceedings, notices or steps) for its winding up or dissolution or for it to enter an arrangement, compromise or composition with or assignment for the benefit of its creditors, a class of them or any of them;

           (c) any event occurs in relation to a party which, under the laws applicable to the party in its place of incorporation, has the same or substantially similar effect as any of the events specified in Clause 10.1(b); or

           (d) either T or H forms the reasonable opinion that continuation of this Agreement may prejudice any licence or licence application in relation to any casino or wagering or gaming operation.

11.        INDEMNITY

           H indemnifies T, its subsidiaries and their respective officers, employees, contractors and agents (each an Indemnified Person) against all claims, losses, liabilities, damages, costs and expenses (including, without limitation, court and legal costs, but excluding claim losses, liabilities, damages, costs and expenses to the extent they are due to any negligence or default of T) arising out of or otherwise in connection with any action or claim by a person alleging that the possession or use by the Indemnified Person of any information, technology or Intellectual Property provided or made available by H or any of its subsidiaries pursuant to this Agreement infringes any Intellectual Property rights of that person.

12.        BENEFIT OF AGREEMENT EXTENDS TO T's SUBSIDIARIES

12.1 H acknowledges that any wholly-owned subsidiary (within the meaning of the Corporations Law) of T is entitled to the benefit of all rights conferred on T by this Agreement and shall be entitled to enforce those rights as if they were parties to this Agreement. In particular H acknowledges that the subsidiaries of T are entitled to the benefit of any licence which is granted to T under this Agreement.

12.2 T is responsible for any breach of this Agreement which results from the actions or omissions of any subsidiary of T.

13.        COSTS

           Each party must bear its own costs arising out of the negotiation, preparation and execution of this Agreement. All stamp duty (including fines, penalties and interest) which may be payable on or in connection with this Agreement and any instrument executed under this Agreement must be borne by T.

14.        MERGER

           The rights and obligations of the parties do not merge on the completion of any transaction contemplated by this Agreement. They survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

15.        ASSIGNMENT

15.1 H may not assign the whole or any part of its rights and obligations under this Agreement.

15.2 T may not assign the whole or any part of its rights and obligations under this Agreement:

           (a)        to a direct competitor of H;

           (b) to a person which is not of good financial standing able to discharge the obligations of T under this Agreement; or

           (c)        to any other person without the consent of H.

15.3 If H refuses its consent under Clause 15.2(c), T at its option may terminate this Agreement by notice in writing to H.

16.        NON-SOLICITATION

           T undertakes to H that it will not solicit employees of H during the term of this Agreement.

17.        FURTHER ASSURANCES

           Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.

18.        ENTIRE AGREEMENT

           This Agreement and the Master Agreement contain the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings between the parties in connection with it.

19.        WAIVER

           No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

20.        NOTICES

           Any notice, demand, consent or other communication (a NOTICE) given or made under this Agreement:

           (a) must be in writing and signed by a person duly authorised by the sender;

           (b) must be delivered to the intended recipient by prepaid post (if posted to an address in another country, by registered airmail) or by hand or fax to the address or fax number below or the address or fax number last notified by the intended recipient to the sender:

                      (i)        to T: [#]
                                       Attention:  [#]
                                       Fax No:     [#]

                      (ii)       to H: [#]
                                       Attention:  [#]
                                       Fax No:     [#]

           (c)        is taken to be duly given or made:

                      (i)        in the case of delivery in person, when
                                 delivered;

                      (ii) in the case of delivery by post two business days after the date of posting (if posted to an address in the same country) or seven business days after the date of posting (if posted to an address in another country);

                      (iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages and the correct destination fax machine number and indicating that the transmission had been made without error, but if the result is that a Notice would be taken to be given or made on a day which is not a business day in the place to which the Notice is sent or is later than 4.00pm (local time) it is taken to have been duly given or made at the commencement of business on the next business day in that place.

21.        GOVERNING LAW

           This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there in connection with matters concerning this Agreement.

22.        COUNTERPARTS

           This Agreement may be executed in any number of counterparts. All counterparts together are taken to constitute one instrument.


EXECUTED in Melbourne.


[Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.]

[INSERT APPROPRIATE EXECUTION CLAUSES]

                                  ATTACHMENT E
--------------------------------------------------------------------------------


                            Share Sale Agreement (5%)

                                       [H]


                                       and


                                       SAL


                                       and


                                       [T]


                                       and


                                   [T ENTITY]



                            -------------------------
                            SHARE SALE AGREEMENT (5%)
                            -------------------------



                          Arthur Robinson & Hedderwicks
                                    Melbourne
                                   Ref RJS:CRG
                                  Tel 9614 1011

                            SHARE SALE AGREEMENT (5%)
--------------------------------------------------------------------------------


THIS AGREEMENT is made on                      1999 between:


1.         [H] (H);

2.         SAL (SAL);

3.         [T] (T); and

4.         [T ENTITY] (the PURCHASER).


                                    RECITALS

A.         SAL is a wholly owned subsidiary of H.

B.         SAL is the registered and beneficial owner of the Shares.

C. This Agreement records the terms on which H agrees to procure the sale by SAL of, and SAL agrees to sell, the Shares to the Purchaser.


IT IS AGREED as follows:

1.         DEFINITIONS AND INTERPRETATION

1.1        Definitions

           The following definitions apply unless the context otherwise requires:

           CASINO CONTROL ACT means the Casino Control Act 1992 of New South Wales.

           CASINO CONTROL AUTHORITY means the New South Wales Casino Control Authority established under the Casino Control Act.

           COMPLETION means completion by SAL and the Purchaser of the sale and purchase of the Shares as provided in Clause 4.

           COMPLETION DATE means the fifth day after entry into this Agreement.

           CORPORATIONS LAW means the Corporations Law of Australia.

           MASTER AGREEMENT means the Master Agreement dated [#] 1999 between H and T.

           SECURITY INTEREST means an interest or power:

           (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

           (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

           by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and whether existing or agreed to be granted or created.

           SHARES means 27,500,000 ordinary shares in the capital of Star City together with the benefit of all rights (including dividend rights) attached or accruing to the shares as at the date of this Agreement.

           STAR CITY means Star City Holdings Limited (ACN 064 054 431).

           WARRANTIES means the representations, undertakings and other obligations of H and SAL of whatever kind contained in this Agreement (including, without limitation, those set out in Schedule 1).

           $ means Australian dollars.

1.2        Interpretation

           Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

           (a)        The singular includes the plural and conversely.

           (b)        A gender includes all genders.

           (c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

           (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

           (e) A reference to an agreement or document (including, without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced except to the extent prohibited by this Agreement or that other agreement or document.

           (f) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

           (g) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

1.3        Consents or Approvals

           If the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion.

2.         SALE AND PURCHASE

2.1 H agrees to procure the sale of, and SAL agrees to sell, the Shares to the Purchaser and the Purchaser agrees to buy the Shares from SAL, free from all Security Interests.

2.2        The purchase price for the Shares is $1.60 per Share.

3.         WARRANTIES

3.1        H and SAL each represent to the Purchaser that each statement in
           Schedule 1 is true and correct.

3.2        Each Warranty:

           (a) remains in full force and effect after the Completion Date despite Completion; and

           (b) is given as at the date of this Agreement and as at the time immediately before Completion.

3.3 H indemnifies the Purchaser on demand against all losses, costs and liabilities that may be incurred by the Purchaser as a result (directly or indirectly) of a breach of any Warranty.

4.         COMPLETION

4.1 Completion of the sale and the purchase of the Shares will take place on the Completion Date at [INSERT TIME AND VENUE].

4.2 On the Completion Date H and SAL must ensure that transfers of the Shares are executed and delivered to the Purchaser and that share certificates (if any) relating to the Shares are delivered to the Purchaser, and the Purchaser must pay the purchase price for the Shares to SAL.

5.         TERMINATION

5.1 The obligation of the Purchaser to complete the purchase of the Shares is subject to the condition that each of the Warranties is true and correct on the Completion Date.

5.2 The condition referred to in Clause 5.1 may be waived by the Purchaser in its discretion but a waiver is not a waiver of any rights or remedies it may have against H by reason of any breach of Clause 5.1.

5.3 If the condition referred to in Clause 5.1 is not satisfied the Purchaser may terminate this Agreement by notice to H.

6.         GUARANTEE OF PURCHASER'S OBLIGATIONS BY T

           T guarantees to SAL the performance by the Purchaser of each of the Purchaser's obligations under this Agreement, and T separately must indemnify SAL against all liabilities that may be incurred by SAL as a result (directly or indirectly) of any failure to perform those obligations.

7.         COSTS

           Each party must bear its own costs arising out of the negotiation, preparation and execution of this Agreement. All stamp duty (including fines, penalties and interest) which may be payable on or in connection with this Agreement and any instrument executed under this Agreement must be borne by the Purchaser.

8.         MERGER

           The rights and obligations of the parties do not merge on the completion of any transaction contemplated by this Agreement. They survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

9.         ENTIRE AGREEMENT

           Apart from the Master Agreement, this Agreement and the Share Sale Agreement (Showboat), the parties acknowledge and agree there are no agreements, arrangements or understandings between the parties which relate in any way to the voting or disposal of shares, options or other securities in Star City.

10.        ASSIGNMENT

           The rights and obligations of each party under this Agreement are personal. They cannot be assigned, encumbered or otherwise dealt with and no party may attempt, or purport, to do so without the prior written consent of all parties.

11.        FURTHER ASSURANCES

           Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Agreement and the transactions contemplated by it.

12.        WAIVER

           No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

13.        NOTICES

           Any notice, demand, consent or other communication (a NOTICE) given or made under this Agreement:

           (a) must be in writing and signed by a person duly authorised by the sender;

           (b) must be delivered to the intended recipient by prepaid post (if posted to an address in another country, by registered airmail) or by hand or fax to the address or fax number below or the address or fax number last notified by the intended recipient to the sender:

                      (i)        to H or SAL:           [#]
                                                        Attention:  [#]
                                                        Fax No:     [#]

                      (ii)       to T or the Purchaser: [#]
                                                        Attention:  [#]
                                                        Fax No:     [#]

           (c)        is taken to be duly given or made:

                      (i)        in the case of delivery in person, when
                                 delivered;

                      (ii) in the case of delivery by post two business days after the date of posting (if posted to an address in the same country) or seven business days after the date of posting (if posted to an address in another country);

                      (iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages and the correct destination fax machine number and indicating that the transmission had been made without error, but if the result is that a Notice would be taken to be given or made on a day which is not a business day in the place to which the Notice is sent or is later than 4.00pm (local time) it is taken to have been duly given or made at the commencement of business on the next business day in that place.

14.        GOVERNING LAW

           This Agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there in connection with matters concerning this Agreement.


EXECUTED by the parties.

SIGNED on behalf of [H] by its
authorised representative          )
in the presence of:                )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------
Print Name



SIGNED on behalf of [SAL] by its
authorised representative in the  )
presence of:                      )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------


SIGNED on behalf of [T ENTITY] by
its authorised representative in  )
the presence of:                  )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------


SIGNED on behalf of [T] by its
authorised representative in the )
presence of:                     )

                                               ---------------------------------
                                               Authorised signatory
----------------------------------
Witness
                                               ---------------------------------
                                               Print Name
----------------------------------

                                   SCHEDULE 1

                                   Warranties


1.         SAL:

           (a) is the legal and beneficial owner of the Shares free from all Security Interests;

           (b) has the full power and authority to transfer to the Purchaser good legal and equitable title to the Shares free from all Security Interests.

2. Without limiting Warranty 1, neither the entry by H or SAL into this Agreement nor the performance by H or SAL of any of its terms give rise to any rights or claims of any description by any person on the basis of any claim of a right of pre-emption, first right of refusal or other rights in respect of any of the Shares.